USAA CCN:  115008

                    AUTOMATIC REINSURANCE AGREEMENT NO. 2673
                             EFFECTIVE JUNE 1, 1998

                                    between

                          USAA LIFE INSURANCE COMPANY
                                       of
                               San Antonio, Texas

                 as Ceding Company: referred to as You and Your

                                      and

                 AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY
                                       of
                             Hartford, Connecticut

                  as Reinsurer: referred to as We, Us and Our

[LOGO OF PHOENIX] PHOENIX

                               TABLE OF CONTENTS

                                    ARTICLES
                                    --------

Article I         Scope of the Agreement                            Page 1
                    Parties to the Agreement
                    Effective Date of the Agreement
                    Scope of the Agreement
                    Duration of the Agreement

Article II        Reinsurance Coverage                              Page 2
                    Automatic Reinsurance
                    Facultative Reinsurance
                    Basis of Reinsurance

Article III       Procedures                                        Page 3

Article IV        Liability                                         Page 4

Article V         Reinsurance Rates and Payments                    Page 4
                    Tax Reimbursement
                    Experience Refund

Article VI        Changes to the Reinsurance                        Page 7
                    Errors and Oversights
                    Misstatement of Age or Sex
                    Changes to the Underlying Policy
                    Reductions, Terminations and Reinstatements

Article VII       Recapture                                         Page 9

Article VIII      Claims                                            Page 10

Article IX        Arbitration                                       Page 13

Article X         Insolvency                                        Page 15

Article XI        Inspection of Records                             Page 15

Article XII       Letter of Credit                                  Page 15

Article XIII      Execution of the Agreement                        Page 17

                                                                    Continued...

                               TABLE OF CONTENTS

                                    EXHIBITS
                                    --------

Exhibit A         Reinsurance Coverage
                  Retention Limits
                  Automatic Acceptance Limits
                  Exclusions to Automatic Reinsurance Coverage,
                  including Jumbo Limits

Exhibit B         Reinsurance Reporting Forms and Reinsurance Administration

Exhibit C         Reinsurance Rates and Allowances
                  Net Amount at Risk Calculation

Exhibit D         Reinsurance Claim Form

Exhibit E         Conditional Receipt Liability

                       ARTICLE I - SCOPE OF THE AGREEMENT
                       ----------------------------------

1.      PARTIES TO THE AGREEMENT
        ------------------------

        We mutually agree to transact reinsurance according to the terms of this Agreement. This Agreement is for indemnity reinsurance and we are the only two parties to the Agreement. There will be no right or legal relationship whatsoever between us as reinsurer and any other person having an interest of any kind in policies reinsured under this Agreement.

2.      EFFECTIVE DATE OF THE AGREEMENT
        -------------------------------

        This Agreement will go into effect at 12:01 A.M., June 1, 1998, and will cover policies effective on and after that date.

3.      SCOPE OF THE AGREEMENT
        ----------------------

        The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between us. There are no other understandings or agreements between us regarding the policies reinsured other than as expressed in this Agreement. We may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by both of us.

4.      DURATION OF THE AGREEMENT
        -------------------------

        The duration of this Agreement will be unlimited. However, either one of us may terminate the Agreement at any time by giving the other ninety days prior written notice. We will continue to accept new reinsurance during the ninety-day period.

        Existing reinsurance will not be affected by the termination of this Agreement for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as you continue to pay reinsurance premiums as shown in Article V (Reinsurance Rates and Payment). However, we will not be liable for any claims or premium refunds which are not reported to us within one hundred eighty days following the termination or expiry of the last cession reinsured under this Agreement.

                       ARTICLE II - REINSURANCE COVERAGE
                       ---------------------------------

1.      AUTOMATIC REINSURANCE
        ---------------------

        We will accept automatically reinsurance of life benefits for your individually underwritten ordinary life policies on any permanent resident of the United States or Canada, in agreement with the provisions and limitations shown in Exhibit A (Reinsurance Coverage).

        We will also accept automatically reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A (Reinsurance Coverage), Part I.

        You have the right to modify your retention limits shown in Exhibit A (Reinsurance Coverage), Part II at any time. If your retention limits are reduced as a result of the modification, you will need to notify us in writing before you can cede reinsurance on the basis of the reduced retention limits. We will prepare a treaty amendment which will serve as our written approval of the reduction.

        We reserve the right to amend the Automatic Acceptance Limits shown in Exhibit A (Reinsurance Coverage), Part III if you modify your retention limits. We also reserve the right to modify the Automatic Acceptance Limits if you elect to participate in another arrangement or arrangements to secure additional automatic binding capacity.

        Changes in your issue limits or underwriting guidelines will be subject to our review. Significant changes to your underwriting guidelines which will affect future reinsurance will be subject to our written approval.

2.      FACULTATIVE REINSURANCE
        -----------------------

        If you wish to submit a risk not covered automatically under this Agreement, or if you wish our advice on any application, you may submit and we will consider the risk on a facultative basis.

3.      BASIS OF REINSURANCE
        --------------------

        Life reinsurance under this Agreement will be on the Yearly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured with us. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Part I.

        Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.

                            ARTICLE III - PROCEDURES
                            ------------------------

1.      AUTOMATIC REINSURANCE
        ---------------------

        No individual notification will be necessary for placing automatic reinsurance. Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), new business or changes to existing reinsurance will be shown on your periodic billing report.

2.      FACULTATIVE REINSURANCE
        -----------------------

        When you wish to submit a risk for facultative consideration, you will send us a reinsurance application form together with copies of all the information you have regarding the insurability of the risk. You may use either the Application for Reinsurance shown in Exhibit B-1 (Reinsurance Reporting Forms and Reinsurance Administration) or you may use your own form, as long as it is in general compliance with the Application for Reinsurance. We will review the information and promptly notify you of our decision.

        After we have made an unconditional offer to reinsure a risk, no individual notification of your acceptance will be necessary. You will confirm your acceptance of our offer and the placement of the reinsurance on your periodic billing report. Your confirmation must be made no later than the termination date we specify in our acceptance of the risk.

        Our offer may remain open beyond the termination date shown in our acceptance if you give us a written request for an extension and we give you our written approval of the request. If an extension is granted, the offer will terminate automatically on the expiry date shown in our written approval of the extension.

3.      POLICY EXPENSES
        ---------------

        You will bear the expenses of all medical examinations, inspection fees and other charges incurred in connection with policy issues, reinstatements or reentries.

4.      REFERENCE MATERIALS
        -------------------

        Upon request you will provide us with any reference materials which we may require for proper administration of reinsurance ceded under this Agreement.

                             ARTICLE IV - LIABILITY
                             ----------------------

1.      AUTOMATIC REINSURANCE
        ---------------------

        Our liability for reinsurance placed automatically under this Agreement will begin and end simultaneously with your liability for the underlying policy on which reinsurance is based.

2.      FACULTATIVE REINSURANCE
        -----------------------

        Our liability for facultative reinsurance will begin and end simultaneously with your liability for the underlying policy on which reinsurance is based when we have given you an unconditional offer to reinsure the risk and you have indicated your acceptance of our offer on the periodic billing report, provided that the acceptance date is before the expiry date shown on our offer.

        If our offer depends on your approval of further information about the insurability of the risk, we will have no liability unless you have requested and approved the information and documented your policy file accordingly.

3.      CONDITIONAL RECEIPT LIABILITY
        -----------------------------

        Our liability for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt is shown in Exhibit E (Conditional Receipt Liability).

4.      CONTINUATION OF LIABILITY
        -------------------------

        Continuation of our liability is conditioned on your payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and
        Article VII (Recapture).

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS
                   ------------------------------------------

1.      REINSURANCE RATES
        -----------------

        Reinsurance rates that you will pay us for business covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount risk reinsured as of that period.

        For reasons relating to deficiency reserve requirements by the various state insurance departments, the rates shown in Exhibit C cannot be guaranteed for more than one year. While we anticipate that reinsurance rates shown in Exhibit C will continue to be charged, it may become necessary for us to charge a guaranteed

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS
                   ------------------------------------------

1.      REINSURANCE RATES
        -----------------

        (CONTINUED) rate that is the greater of the rate from Exhibit C or the corresponding statutory net premium rate based on the 1980 CSO Table at 4.5% interest for the applicable mortality rating.

        If the original policy is issued with interim insurance, you will pay us a reinsurance rate for the interim period that is the same percentage of the first year premium that the interim period bears to twelve months. The rate that you pay us for the first policy year after the interim period will be calculated on the basis of the full annual reinsurance rate.

        Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

        All financial transactions under this Agreement will be in United States dollars, unless we mutually agree to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C if necessary.

2.      PAYMENTS
        --------

        You will self-administer the periodic reporting of your statements of account and payment of balances due to us as shown in Exhibit B.

        Within thirty days after the close of each reporting period, you will send us a statement of account for that period along with payment of the full balance due. If the statement of account shows a balance due you, we will remit that amount to you within thirty days of our receipt of the statement of account.

        Your timely payment of reinsurance premiums is a condition precedent to our continued liability. If you have not paid the balance due us by the thirty-first day following the close of the reporting period, we have the right to give you thirty days' written notice of our intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty-day period, our liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though we have terminated the reinsurance, you will continue to be liable for the payment of unpaid balances along with interest charges calculated from the due date shown above to the date of payment. The interest rate payable will be the same that we charge for delinquent premiums on our individual life insurance policies.

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS
                   ------------------------------------------

2.      PAYMENTS - (CONTINUED)
        ----------------------

        You may reinstate reinsurance terminated for non-payment of balances due at any time within sixty days of the date of termination, by paying us all balances due and interest charged in full. However, we will have no liability for claims incurred between the termination date and the reinstatement date.

3.      TAX REIMBURSEMENTS
        ------------------

        Details of any reimbursement of premium taxes that you pay on behalf of reinsurance payments to us are shown in Exhibit C, Section VIII. (Premium Taxes).

        We mutually agree to the following pursuant to Section 1.848-2 (g) (8) of the Income Tax Regulation issued December 29, 1992 under Section 848 of the Internal Revenue Code of 1986, as amended. This election will be effective for all taxable years for which this Agreement remains in effect.

        The terms used in this Section are defined in Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Section 1.848-2 (f) or "gross premium and other consideration" as defined in Section 1.848-3
        (b), as appropriate.

        a) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the General Deductions Limitation of IRC Section 848 (c)(l).

        b) We mutually agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. We also mutually agree to exchange information otherwise required by the Internal Revenue Service.

4.      EXPERIENCE REFUND
        -----------------

        Details of any Experience Refund payable to you will be shown in Exhibit C. Section XI. (Experience Refund).

                    ARTICLE VI - CHANGES TO THE REINSURANCE
                    ---------------------------------------

1.      ERRORS AND OVERSIGHTS
        ---------------------

        If either of us fail to comply with any of the provisions of this Agreement because of an unintentional oversight or misunderstanding, the underlying status of this Agreement will not be changed. Both of us will be restored to the position we would have occupied had no such oversight nor misunderstanding occurred.

2.      MISSTATEMENT OF AGE OR SEX
        --------------------------

        If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in your underlying policy, we will both share in the change in proportion to our original liabilities at the time the policy was issued.

3.      CHANGES TO THE UNDERLYING POLICY
        --------------------------------

        a) All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. You will give us prompt written notification of the change, including details and the effective date of the change.

        b) Increases. If the amount at risk increases because of a change in the underlying policy, you will promptly send us copies of all papers relating to the change in plan. Our approval will be necessary if the increase causes the amount reinsured to exceed the Automatic Acceptance Limits shown in Exhibit A, Part III., if the policy was reinsured on a facultative basis, or if the underwriting classification of a substandard risk reinsured on a facultative basis was changed.

        c) Extended Term and Reduced Paid-Up Insurance. If any policy reinsured under this Agreement converts to Extended Term Insurance or Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated on the basis of the original issue age of the insured and the duration of the original policy at the time the adjustment became effective, i.e. point-in-scale basis.

                    ARTICLE VI - CHANGES TO THE REINSURANCE
                    ---------------------------------------

4.      REDUCTIONS, TERMINATIONS AND REINSTATEMENTS
        -------------------------------------------

        If any part of the underlying coverage on a life reinsured under this Agreement is reduced or terminated, the amount of reinsurance will also be reduced or terminated to the extent that you will continue to maintain your appropriate retention limit as shown in Exhibit A. You will not be required to assume amounts in excess of the retention limit that was in force when the affected policy or policies were issued.

        If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance will also terminate.

        If a policy reinsured automatically lapses and is reinstated in accordance with your standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. You will notify us of the reinstatement on your periodic statement of account. You will send us copies of your reinstatement papers only upon request.

        We will not need to approve reinstatement of a policy reinsured under this Agreement on a facultative basis when:

        a)   you have kept your full retention on the policy; and

        b) the reinsured amount falls within the Automatic Acceptance Limits shown in Exhibit A.

        Otherwise, you will need our prior review and approval for reinstatement of any facultative reinsurance. You will send us prompt written notice of your intention to reinstate the policy along with copies of the reinstatement papers required by your standard rules and procedures. The reinsurance will be reinstated at the same time as the policy, subject to our written approval of the reinstatement.

        You will notify us of all reinstatements on your periodic statement of account, and you will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of interest collected. Thereafter, reinsurance payments will be in accordance with Article V. (Reinsurance Rates and Payments).

                           ARTICLE VII - RECAPTURE
                           -----------------------

1.      Basis of Recapture
        ------------------

        If you increase the retention limits or your quota share percentage shown in Exhibit A, you may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if:

        a) you have maintained the stated quota share percentage retention limit shown in Exhibit A. Policies on which you retained less than your quota share percentage will not be eligible for recapture unless you are partially or fully retained on the insured life in a prior policy.

        b) the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX. The recapture period will always be measured from the original policy issue date. For converted policies the recapture period will be the greater of the recapture period in the original reinsurance agreement, or the recapture period in the agreement to which the policy has converted.

2.      METHOD OF RECAPTURE
        -------------------

        You will give us written notice of your intention to recapture within ninety days of the effective date of your retention or quota share percentage increase. If you elect to recapture at a later date, you will give us additional written notice before you begin the recapture.

        When you have given us written notice of your intent to recapture, and the date that the recapture will begin:

        a)   All eligible policies will be recaptured;

        b) Reinsurance will be reduced on the next anniversary date of each eligible policy;

        c) Reinsurance on each eligible policy will be reduced by an amount that will increase your retention or quota share percentage to the current limit set forth in Exhibit A.

             If you increase your retention or the stated quota share percentage shown in Exhibit A, the percentage of the risk reinsured will reduce proportionately. If reinsurance was placed with more than one reinsurer, each reinsurer's percentage will be reduced in the same proportion that each reinsurer's original percentage bore to the total percentage reinsured.

                            ARTICLE VII - RECAPTURE
                            -----------------------

2.      METHOD OF RECAPTURE - (CONTINUED)
        ---------------------------------

        d) If there is reinsurance in force in other companies on any one insured life, the reduction of the reinsurance in force under this Agreement will be in the same proportion that the amount reinsured with us bears to the total reinsurance on the life;

        e) If at the time of recapture the insured is disabled and premiums are being waived under any type of Disability Benefit Rider, only the life benefit will be recaptured. The reinsured portion of the Disability Benefit Rider will remain in force until the policy is returned to premium-paying status, at which time it will be eligible for recapture.

        If you omit or overlook the recapture of any eligible policy or policies, our acceptance of reinsurance payments after the date the recapture would have taken place will not cause us to be liable for the amount of the risk that would have been recaptured. We will be liable only for a refund of reinsurance payments received, without interest.

        If your retention increase is due to your purchase by or purchase of another company, or your merger, assumption or any other affiliation with another company, no immediate recapture will be allowed. However, you may recapture eligible policies once the Recapture Period set out in Exhibit C, Section IX. has expired.

                             ARTICLE VIII - CLAIMS
                             ---------------------

1.      NOTICE OF CLAIM
        ---------------

        When you receive notice that a claim has been incurred on a policy reinsured under this Agreement, you will immediately complete and send us a form in compliance with the "Request for Reinsurance Benefits" Form shown in Exhibit D. You will also forward copies of the death certificate and the claimant's statement as each document becomes available. Copies of the application and underwriting papers will be sent only for a claim incurred during the contestable period of the policy; otherwise you will send us only the claim documents we specifically request.

2.      SETTLEMENT OF CLAIMS
        --------------------

        We will accept your good faith decision in settling any claim except as specified in this Article. Once we have received the proofs cited in
        Section 1 and upon evidence of your settlement with the claimant, we will discharge our net

                             ARTICLE VIII - CLAIMS
                             ---------------------

2.      SETTLEMENT OF CLAIMS
        --------------------

        (CONTINUED) reinsurance liability by paying you one lump sum, regardless of the method of settlement you use. For the settlement of Waiver of Premium Disability or other Disability Rider benefits, we will pay you our proportional share of the gross premium waived annually.

        You will consult with us before conceding any liability or making any settlement with the claimant for claims incurred during the contestable period of the policy.

        Your claim settlements will be administered in good faith, according to the standard procedures you apply to all claims, whether reinsured or not.

3.      CONTESTABLE CLAIMS
        ------------------

        You will immediately notify us if you intend to contest, compromise or litigate a claim involving reinsurance. If we prefer not to participate in the contest, we will notify you of our decision within fifteen days of our receipt of all documents requested, and we will immediately pay you the full amount of reinsurance due. Once we have paid our reinsurance liability, we will not be liable for legal and/or investigative expenses and we will have no further liability for expenses associated with the contest, compromise or litigation.

        When we agree to participate in a contest, compromise or litigation involving reinsurance, you will give us prompt notice of the beginning of any legal proceedings involving the contested policy. You will promptly furnish us with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

        We will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as our liability bears to your liability. We will not reimburse expenses associated with non-reinsured policies.

        If your contest, compromise or litigation results in a reduction in the liability of the contested policy, we will share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the policy on the date of death of the insured.

                             ARTICLE VIII - CLAIMS
                             ---------------------

4.      CLAIM EXPENSES
        --------------

        We will pay our proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable:

        a)   investigative expenses;

        b)   attorneys' fees;

        c) penalties and interest imposed automatically against you by statute and rising solely out of a judgment rendered against you in a suit for policy benefits;

        d) interest paid to the claimant on death benefit proceeds according to your practices. Reimbursement of interest in excess of 9%, unless otherwise dictated by local legislation, will require our approval.

        Our share of claim expenses will be in the same proportion that our liability bears to your liability.

        You will be responsible for payment of the following claim expenses, which are not considered items of "net reinsurance liability" as referenced in Section 2. of this Article:

        a) routine administrative expenses for the home office or elsewhere, including your employees' salaries;

        b) expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which you admit are payable.

5.      EXTRA CONTRACTUAL DAMAGES
        -------------------------

        We will not be liable for nor will we pay any extra contractual damages, including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against you, or which you pay voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by you, your agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

        We recognize that special circumstances may arise in which we should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in

                             ARTICLE VIII - CLAIMS
                             ---------------------

5.      EXTRA CONTRACTUAL DAMAGES
        -------------------------

        (CONTINUED) which we were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of our participation is dependent upon a good-faith assessment of the relative culpability in each case; but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

                            ARTICLE IX - ARBITRATION
                            ------------------------

1.      BASIS FOR ARBITRATION
        ---------------------

        We mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While we agree to act in good faith in our dealings with each other, it is understood and recognized that situations arise in which we cannot reach an agreement.

        In the event that any dispute cannot be resolved to our mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.      NEGOTIATION
        -----------

        Within ten days after one of us has given the other the first written notification of the specific dispute, each of us will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers. If the officers cannot resolve the dispute within thirty days of their first meeting, we agree that we will submit the dispute to formal arbitration. However, we may agree in writing to extend the negotiation period for an additional thirty days.

                            ARTICLE IX - ARBITRATION
                            ------------------------

3.      ARBITRATION PROCEEDINGS
        -----------------------

        No later than fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both of us written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

        An arbitration panel consisting of three past or present officers of life insurance companies not affiliated with either of us in any way will settle the dispute. Each of us will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

        The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

        The arbitration will take place in Hartford, Connecticut unless we mutually agree otherwise.

        Within sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both of us and there will be no further appeal, except that either of us may petition any court having jurisdiction regarding the award rendered by the arbitrators.

        We may agree to extend any of the negotiation or arbitration periods shown in this Article.

        Unless otherwise decided by the arbitrators, we will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each of us will be responsible for our own attorneys' fees.

                             ARTICLE X - INSOLVENCY
                             ----------------------

1. If you are judged insolvent, we will pay all reinsurance under this Agreement directly to you, your liquidator, receiver or statutory successor on the basis of your liability under the policy or policies reinsured without decrease because of your insolvency. It is understood, however, that in the event of your insolvency the liquidator, receiver or statutory successor will give us written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, we may investigate and interpose at our own expense in the proceedings where the claim is to be adjudicated, any defense which we may deem available to you, your liquidator, receiver or statutory successor. It is further understood that the expense we incur will be chargeable, subject to court approval, against you as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to you solely as a result of the defense we have undertaken. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreement as though you had incurred the expense.

2. If we are judged insolvent, we will be considered in default under this Agreement. Amounts due us will be paid directly to our liquidator, receiver or statutory successor without diminution because of our insolvency.

                       ARTICLE XI - INSPECTION OF RECORDS
                       ----------------------------------

1. Either one of us will have the right at any reasonable time to inspect the original papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

                         ARTICLE XII - LETTER OF CREDIT
                         ------------------------------

1. For those states in which you are not permitted to take credit on your Annual Statement for all or a part of the reinsurance you cede to us, we will furnish you with a clean, irrevocable Letter of Credit. The Letter of Credit will be issued by the designated bank in an amount equal to the reserves ceded to us and will be in a form you find acceptable. We will bear the cost of the Letter of Credit.

        It is understood that you may draw on the Letter of Credit at any time, notwithstanding any other provisions in this Agreement.

                         ARTICLE XII - LETTER OF CREDIT
                         ------------------------------

1. (CONTINUED) You undertake to use and apply any amount which you may draw upon the Letter of Credit pursuant to the terms of this Agreement under which the Letter of Credit is held, and only for the following purposes:

           a) To pay our share or to reimburse you for our share of unearned premium or any liability for loss reinsured by this Agreement.

           b) To make refund of any sum which is in excess of the actual amount required to pay our share of any unearned premium or liability reinsured under this Agreement;

           c)   To pay other amounts due to you under this Agreement.

           You agree to return to us any amounts drawn on Letters of Credit which are in excess of the actual amounts required for a) or b) above, or in the case of c) above, any amounts that are subsequently determined not to be due.

           The amounts drawn under any Letter of Credit will be applied without diminution because of the insolvency of either of us. The designated bank shall have no responsibility whatsoever in connection with the propriety of withdrawals you make or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of your properly authorized representatives.

                   ARTICLE XIII - EXECUTION OF THE AGREEMENT
                   -----------------------------------------

In witness whereof, we have caused this Agreement to be executed in duplicate at the dates and places shown below, by our respective officers duly authorized to do so.

USAA LIFE INSURANCE COMPANY
SAN ANTONIO, TEXAS

/s/ Allen R. Pierce
---------------------------------------
Signature

AVP - Actuary
---------------------------------------
Title

12/30/98
---------------------------------------
Date of Signature

AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY
HARTFORD, CONNECTICUT

/s/
---------------------------------------
Signature

Director, Treaties and Compliance
---------------------------------------
Title

June 2, 1998
---------------------------------------
Date of Signature

                                   EXHIBIT A
                                   ---------
                            (EFFECTIVE JUNE 1, 1998)

                              REINSURANCE COVERAGE
                              --------------------

I.      REINSURANCE COVERAGE

        You will retain 10% and cede 90% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Retention Limit shown in Section II. below. Above this point 100% of the risk will be ceded up to the Automatic Acceptance Limit shown in
        Section III below. This Agreement will cover Life Benefits on the VUL Plan.

        Reinsurance coverage will provide neither loan nor cash surrender values.

II.     RETENTION LIMITS

        A.     LIFE

               You will retain 10% of each risk to a maximum as shown below:

                               NON MILITARY LIFE
                               (MALE AND FEMALE)

-------------------------------------------------------------------------------
            Standard - Table 4         Tables 5 - 8           Tables 9 and Over
            and Flat Extras to        and Flat Extras          and Flat Extra
Ages             $10.00              $10.01 to $20.00          $20.01 and Over
===============================================================================
All             $600,000                   $600,000                 $600,000
-------------------------------------------------------------------------------

        NOTE: You will retain an additional $100,000 if by so doing you can eliminate the need for a reinsurance cessions.

                   ENLISTED MILITARY PERSONNEL ON ACTIVE DUTY

                   ------------------------------------------
                        All                       $50,000
                   ------------------------------------------
        The maximum issue limit for this program is $200,000.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

II.     RETENTION LIMITS

        A.     LIFE - (Continued)

     MILITARY LIFE ISSUE LIMITS
          (MALE AND FEMALE)
------------------------------------
                        Standard and
     Rank               Substandard
====================================
WO through 0-3            $250,000
0-4 and above             $350,000
------------------------------------

        B.     WAIVER OF PREMIUM DISABILITY OR WAIVER OF MONTHLY DEDUCTION

     (MALE AND FEMALE)
(STANDARD AND SUBSTANDARD)
---------------------------
 Ages           Face Amount
===========================
15-55            $600,000
---------------------------

        C.     ACCIDENTAL DEATH BENEFITS

               Not reinsured under this Agreement.

III.    AUTOMATIC ACCEPTANCE LIMITS

        A.     LIFE

               We will accept automatically 5% of each risk to a maximum $330,000 for Non-Enlisted insureds and $10,000 for Enlisted insureds. However, the maximum amount of reinsurance per life that we will accept under all automatic reinsurance agreements written between our two companies will not exceed the largest individual acceptance limit shown in the agreements. For the purposes of this Agreement, the maximum binding in all companies is $6,600,000.

               The binding limits include your retention.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

        B.     WAIVER OF PREMIUM OR WAIVER OF MONTHLY DEDUCTION

               We will participate in Waiver of Monthly Deduction benefits to a maximum $2,000,000 of Benefit face amount per insured life.

        C.     ACCIDENTAL DEATH BENEFIT

               Accidental Death Benefits are not reinsured under this Agreement.

IV.     EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

        Automatic reinsurance coverage will not be available in the following situations:

        1. The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to us or to any other reinsurer;

        2. The risk is categorized as a "Jumbo Risk", where your underwriting papers indicate that the total life insurance in force and applied for on the insured's life exceeds $25,000,000.

        3. The policy is part of any special program that you offer, including:

             a) experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

             b) external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

        4. You have retained an amount less than your stated quota share percentage limit.

        5. The policy is a result of a conversion from group insurance, unless we agree otherwise.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

V.      CONFIDENTIALITY AGREEMENT

        We understand that during the term of this Agreement, we may be dealing with confidential and proprietary information which is your property, used in the course of your business (confidential information). Our officers, directors, employees, and agents shall protect the information as your proprietary and confidential information. We shall not disclose your information and materials to any other person, firm, organization, or employee who is not necessarily authorized by us to review the information and materials as part of our service under this Agreement.

        All materials which you prepare or which may be given to us in the course of this Agreement shall be deemed confidential and proprietary information and are your exclusive properties which shall be used only in the course of the performance of services permitted by the terms and conditions of this Agreement.

        We agree that all tapes will be hand-delivered to and from your location by your designated representative or, at your option by the appropriate postal authority or mail expediting service. The tapes shall remain in a secured area when not being processed.

        Reprinting of any data contained on any tapes you provided to us must be approved by you in writing prior to such reprinting. If any data is reprinted, we agree to keep such data in a secured area. Any data which has been reprinted must either be delivered to you upon completion for its use, or, with your prior written approval be shredded.

        Your confidential information shall not be copied, re-printed, duplicated, or recreated in whole or in part without your express written consent. We shall take reasonable action by instruction, agreement or otherwise with respect to our employees or other persons permitted access to the confidential information to comply fully our obligation hereto with respect to the use, copying, protection, and security of your Confidential Information.

        You retain the right of reasonable inspection to insure that the above security measures are in place during the term of this Agreement.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

V.      CONFIDENTIALITY AGREEMENT - (CONTINUED)

        We agree during our relationship and thereafter, to hold in confidence, and not to directly or indirectly reveal, report, publish, disclose or transfer any of the Confidential Information to any person or entity, or utilize any of the Confidential Information for any purpose, except in the course of the service provided to you.

        Because of the unique nature of the Confidential Information, we understand and agree that you may suffer irreparable harm in the event that we fail to comply with any of our obligations, and that monetary damages may be inadequate to compensate you for such breach. Accordingly, we agree that you will, in addition to any other remedies available at law or equity, be entitled to seek injunctive relief to enforce the terms of this Agreement.

                                   EXHIBIT B
                                   ---------
                            (EFFECTIVE JUNE 1, 1998)

                           REINSURANCE ADMINISTRATION
                           --------------------------

Reinsurance administration and premium accounting will be on a self-administered basis. Premiums will be paid and reported monthly. For each reporting period you will submit to us a statement containing information in general compliance with the following:

I.      MONTHLY DETAIL REPORT

        Policy Number
        Name of Insured
        Date of Birth
        Sex
        Smoker/Non Smoker Code
        Automatic/Facultative/Facultative Obligatory Code
        YRT/Coinsurance Code
        Original Issue Date
        Issue Date

        Flat Extra Rate
        Flat Extra Duration
        Flat Extra Premium
        Flat Extra Allowances
        Age Nearest/Last Indicator
        Treaty Code
        Substandard Percentage
        Plan Name (Your Product Name)
        Plan Type (Whole Life, Term, UL, Variable UL, etc.) Joint Policy Indicator*
        Original Amount of Insurance (amount you issued) Amount Reinsured (original amount reinsured with us) Net Amount at Risk Reinsured (current amount at risk)

        * Joint Policies
        ----------------
        For All Insureds Covered Under the Policy:
        Names of Insureds
        Dates of Birth
        Sex of Insureds
        Smoker/Non Smoker Codes
        Substandard Percentages

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

II.     MONTHLY BILLING INFORMATION

        Policy Number
        Billing Date
        Transaction Code (New Business, Lapse, Amendment, etc.)
        Transaction Date
        Current Net Amount at Risk
        Billed Premium (Life, WP, ADB, Flat Extra, etc.)
        Billed Allowances (Life, WP, ADB, Flat Extra, etc.)

III.    PREMIUM SUMMARY REPORT

        (Information should be summarized)
                                       FY       RY     TOTAL
        Life Premium
        WP Premium
        ADB Premium
        Flat Extra Premium

        Total Premium
        Policy Fees

        Life Allowances
        WP Allowances
        ADB Allowances
        Flat Extra Allowances

        Total Allowances
        Premium Taxes (if applicable)

        Total Amount Due = (Total Premium + Policy Fees) - (Total Allowances + Premium Taxes)

        The premium summary should balance to the Monthly Detail Report.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

IV.     QUARTERLY VALUATION REPORT

------------------------------------------------------------
                            Statutory         Tax Reserves
                            Reserves          (annual only)
============================================================
Basic
Waiver
Disabled Lives
ADB
Deficiency

Total
------------------------------------------------------------

V.      POLICY EXHIBIT

        From ______________________   Reporting Period:___________________

                               Activity For Period _______________________

                                    Case
                                    Count            Volume
                                    -----            ------
Beginning In Force

      New Business
      Reinstatements
      Other Increases
      Conversions On
      Conversions Off
      Not Takens
      Deaths
      Lapses
      Cancellations
      Surrenders
      Recaptures
      Other Decreases

Ending In Force

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

NOTE:

        1. Any activity resulting from the insured having exercised a conversion privilege or any similar option granted under policy provisions should be reflected in the "Conversion Off" or "Conversion On" categories, rather than being reflected in the "New Business or "Lapse" categories.

             "Conversion Off" denotes policies terminated as a result of a conversion for which reinsurance with us will be continued under a new policy; "Conversion On" denotes new policies resulting from such conversions.

             For the purposes of this Agreement, any such change will be considered a continuation of the original policy.

             The combination of "Conversion Off" and "Conversion On" will normally net to zero for both policy count and volume in the Policy Exhibit totals.

        2. A separate Policy Exhibit should be prepared for each Premium Summary Report.

[LOGO OF PHOENIX HOME LIFE] PHOENIX HOME LIFE        APPLICATION FOR REINSURANCE

                       INSTRUCTIONS TO CEDING COMPANY
    1. Retain copies 1 and 2 - Return copy 3 to Phoenix Home Life
    2. When case is put in force - Return copy 2 to Phoenix Home Life
    3. To cancel case, complete bottom of 1 and return to Phoenix Home Life
--------------------------------------------------------------------------------
PLEASE TYPE                       SEND TO PHOENIX HOME LIFE    APP. PREPARED BY
                                                 , 19
--------------------------------------------------------------------------------
CEDING COMPANY        NUMBER OF ORIGINAL   CESSION NUMBER   [] AUTOMATIC
                           POLICY                           [] FACULTATIVE

________________________________________________________________________________

PRIMARY INSURED  SEX  STATE OF   STATE OF  DATE OF  AGE  OCCUPATION  SMOKER
(LAST, FIRST,         RESIDENCE  BIRTH     BIRTH                     []YES []NO
MIDDLE INITIAL)

________________________________________________________________________________

SECOND INSURED
                                                                     []YES []NO
________________________________________________________________________________

PAYOR BENEFIT     NAME OF PAYOR  POLICY    PLAN OF       RESERVE     SHORT TERM
                                 DATE      INSURANCE     BASIS       FROM:
[] PD & D
[] Payor Death Only

================================================================================
                   1ST INSURED            2ND INSURED
RATING      -----------------------------------------------
            LIFE  DISABILITY  ADB     LIFE  DISABILITY  ADB
--------------------------------------------------------------------------------
                                                             DIS. RATE FOR
Previous                                                     $1,000 OF BASIC
insurance in                                                 INSURANCE
force       ____  __________  ___     ____  __________  ___  ___________________

                                                             PREVIOUS CESSION
Of which we                                                  NUMBERS, IF ANY
retained    ____  __________  ___     ____  __________  ___  ___________________

                                                             MIB CODES BEING
Insurance now                                                REPORTED
applied for ____  __________  ___     ____  __________  ___  ___________________

                                                             IS THIS AN
                                                             AMENDMENT?
                                                             []YES  []NO
                                                             IF YES, GIVE
Of which we                                                  CESSION NUMBER:
will retain ____  __________  ___     ____  __________  ___  ___________________

                                                             HAS CASE BEEN
                                                             OFFERED TO OTHER
Reinsurance                                                  COMPANIES?
this                                                         []YES  []NO
application ____  __________  ___     ____  __________  ___  ___________________

REMARKS:

                                                      FOR CANCELLATION
                                                 [] FILED AS INCOMPLETE
                                                 [] POLICY NOT PLACED
                                                 [] REINSURANCE PLACED ELSEWHERE
                                                 [] WITHIN OUR RETENTION
[] Pre-notice given to the proposed insured(s)
   and we have MIB authorization(s).
--------------------------------------------------------------------------------
                         DO NOT TYPE BELOW THIS LINE
--------------------------------------------------------------------------------

                                            EXHIBIT B-1

                                     COPY 1

[LOGO OF PHOENIX HOME LIFE] PHOENIX HOME LIFE        APPLICATION FOR REINSURANCE

--------------------------------------------------------------------------------
PLEASE TYPE                       SEND TO PHOENIX HOME LIFE    APP. PREPARED BY
                                                 , 19
--------------------------------------------------------------------------------
CEDING COMPANY        NUMBER OF ORIGINAL   CESSION NUMBER   [] AUTOMATIC
                           POLICY                           [] FACULTATIVE

________________________________________________________________________________

PRIMARY INSURED  SEX  STATE OF   STATE OF  DATE OF  AGE  OCCUPATION  SMOKER
(LAST, FIRST,         RESIDENCE  BIRTH     BIRTH                     []YES []NO
MIDDLE INITIAL)

________________________________________________________________________________

SECOND INSURED
                                                                     []YES []NO
________________________________________________________________________________

PAYOR BENEFIT     NAME OF PAYOR  POLICY    PLAN OF       RESERVE     SHORT TERM
                                 DATE      INSURANCE     BASIS       FROM:
[] PD & D
[] Payor Death Only

================================================================================
                   1ST INSURED            2ND INSURED
RATING      -----------------------------------------------
            LIFE  DISABILITY  ADB     LIFE  DISABILITY  ADB
--------------------------------------------------------------------------------
                                                             DIS. RATE FOR
Previous                                                     $1,000 OF BASIC
insurance in                                                 INSURANCE
force       ____  __________  ___     ____  __________  ___  ___________________

                                                             PREVIOUS CESSION
Of which we                                                  NUMBERS, IF ANY
retained    ____  __________  ___     ____  __________  ___  ___________________

                                                             MIB CODES BEING
Insurance now                                                REPORTED
applied for ____  __________  ___     ____  __________  ___  ___________________

                                                             IS THIS AN
                                                             AMENDMENT?
                                                             []YES  []NO
                                                             IF YES, GIVE
Of which we                                                  CESSION NUMBER:
will retain ____  __________  ___     ____  __________  ___  ___________________

                                                             HAS CASE BEEN
                                                             OFFERED TO OTHER
Reinsurance                                                  COMPANIES?
this                                                         []YES  []NO
application ____  __________  ___     ____  __________  ___  ___________________

REMARKS:

                                                      FOR CANCELLATION
                                                 [] FILED AS INCOMPLETE
                                                 [] POLICY NOT PLACED
                                                 [] REINSURANCE PLACED ELSEWHERE
                                                 [] WITHIN OUR RETENTION
[] Pre-notice given to the proposed insured(s)
   and we have MIB authorization(s).
--------------------------------------------------------------------------------
                         DO NOT TYPE BELOW THIS LINE
--------------------------------------------------------------------------------
 SUBST  TERM OF  PAYOR OR    CO     REEX-   RECAP   REMARKS
 TABLE   REINS.  DIS CODE  NUMBER  TENSION  CODE              PLAN CODE
--------------------------------------------------            ------------------
                                                              RATING
________________________________________________________________________________

AMOUNT AT        POL  AMOU- POL   AMOU- POL  AMOU- POL  AMOU- POL  AMOU- AGE
   RISK          YR    NT   YR     NT   YR    NT   YR    NT   YR    NT   CODE
                --------------------------------------------------------------

________________________________________________________________________________

PAYOR   DIS
 OR    RATE/M    DIS                                                      FLAT
 DIS   ------    TERM  FLAT       FLAT       FLAT        FLAT     FLAT   EXTRA
GROSS  1ST       AGE  EXTRA      EXTRA      EXTRA       EXTRA    EXTRA  YRS PERM
PREM   YR RENL
       -------------------------------------------------------------------------

________________________________________________________________________________

PREMIUM  ADB
WAIVED   RATE/M     ADB   LO  HI
       -----------  TERM  POS POS
       1ST YR RENL   AGE
---------------------------------

________________________________________________________________________________

                                     COPY 2

[LOGO OF PHOENIX HOME LIFE] PHOENIX HOME LIFE        APPLICATION FOR REINSURANCE

--------------------------------------------------------------------------------
PLEASE TYPE                       SEND TO PHOENIX HOME LIFE    APP. PREPARED BY
                                                 , 19
--------------------------------------------------------------------------------
CEDING COMPANY        NUMBER OF ORIGINAL   CESSION NUMBER   [] AUTOMATIC
                           POLICY                           [] FACULTATIVE

________________________________________________________________________________

PRIMARY INSURED  SEX  STATE OF   STATE OF  DATE OF  AGE  OCCUPATION  SMOKER
(LAST, FIRST,         RESIDENCE  BIRTH     BIRTH                     []YES []NO
MIDDLE INITIAL)

________________________________________________________________________________

SECOND INSURED
                                                                     []YES []NO
________________________________________________________________________________

PAYOR BENEFIT     NAME OF PAYOR  POLICY    PLAN OF       RESERVE     SHORT TERM
                                 DATE      INSURANCE     BASIS       FROM:
[] PD & D
[] Payor Death Only

================================================================================
                   1ST INSURED            2ND INSURED
RATING      -----------------------------------------------
            LIFE  DISABILITY  ADB     LIFE  DISABILITY  ADB
--------------------------------------------------------------------------------
                                                             DIS. RATE FOR
Previous                                                     $1,000 OF BASIC
insurance in                                                 INSURANCE
force       ____  __________  ___     ____  __________  ___  ___________________

                                                             PREVIOUS CESSION
Of which we                                                  NUMBERS, IF ANY
retained    ____  __________  ___     ____  __________  ___  ___________________

                                                             MIB CODES BEING
Insurance now                                                REPORTED
applied for ____  __________  ___     ____  __________  ___  ___________________

                                                             IS THIS AN
                                                             AMENDMENT?
                                                             []YES  []NO
                                                             IF YES, GIVE
Of which we                                                  CESSION NUMBER:
will retain ____  __________  ___     ____  __________  ___  ___________________

                                                             HAS CASE BEEN
                                                             OFFERED TO OTHER
Reinsurance                                                  COMPANIES?
this                                                         []YES  []NO
application ____  __________  ___     ____  __________  ___  ___________________

REMARKS:

                                                      FOR CANCELLATION
                                                 [] FILED AS INCOMPLETE
                                                 [] POLICY NOT PLACED
                                                 [] REINSURANCE PLACED ELSEWHERE
                                                 [] WITHIN OUR RETENTION
[] Pre-notice given to the proposed insured(s)
   and we have MIB authorization(s).
--------------------------------------------------------------------------------
                         DO NOT TYPE BELOW THIS LINE
--------------------------------------------------------------------------------

                                     COPY 3

                                   EXHIBIT C
                                   ---------
                            (EFFECTIVE JUNE 1, 1998)

                         REINSURANCE RATES AND ALLOWANCES
                         --------------------------------

I.       NET AMOUNT AT RISK CALCULATION

         The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring in that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded. You will maintain a level retention in all years.

II.      RATES FOR LIFE REINSURANCE

         The 1991 Bragg Tables shown in this Exhibit are annual rates for standard risks and are per $1,000 of the life benefit reinsured. You will pay us these rates multiplied by the following renewal percentages. First year percentage will be 0% for all classes.

-----------------------------------------------------------------------
Preferred       Preferred                        Standard
  Ultra            Plus         Preferred          Plus        Standard
=======================================================================
   34%             43%             60%              47%           64%
-----------------------------------------------------------------------

        These rates are guaranteed to a maximum reinsured amount of $20,000,000 per life under this Agreement.

III.    POLICY FEE

        No policy fee will be charged.

IV.     RATES FOR SUBSTANDARD TABLE RATINGS

        For substandard risks issued at table ratings, the standard rate will be multiplied by the appropriate mortality factor:

------------------------------    ------------------------
   Table            Mortality       Table       Mortality
  Rating             Factor         Rating       Factor
==============================    ========================
  1 or A              125%          5 or E         225%
1 1/2 or AA          137.5%         6 or F         250%
  2 or B              150%          8 or H         300%
2 1/2 or BB          162.5%        1O or J         350%
  3 or C              175%         12 or L         400%
  4 or D              200%         16 or P         500%
------------------------------    ------------------------

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

V.      RATES FOR FLAT EXTRA RATINGS

        Substandard risks issued at flat extra ratings will be coinsured. You will pay us the appropriate portion of the flat extra premium charged the insured less the following allowances:

------------------------------------------------------------
    Duration               First Year          Renewal Years
============================================================
Over Five Years                75%                  10%
Five Years or Less             10%                  10%
------------------------------------------------------------

VI.     RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT OR WAIVER OF MONTHLY
        DEDUCTION

        Waiver Benefits will be coinsured. You will pay us the appropriate portion of the annual Waiver Benefit premium charged the insured less the following allowances:

-------------------------------
First Year        Renewal Years
===============================
   75%                 10%
-------------------------------

VII.    RATES FOR ACCIDENTAL DEATH BENEFIT

        Accidental Death Benefits will not be reinsured under this Agreement.

VIII.   PREMIUM TAXES

        We will not reimburse premium taxes for reinsurance ceded under this Agreement.

IK.     RECAPTURE PERIOD

        Recapture will be allowed after 10 years.

                                                                    Continued...

                             ---------------------
                            (EFFECTIVE JUNE 1, 1998)

X.      CONVERSIONS

        For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, "conversions" will mean continuations, rollovers, exchanges and/or internal replacements.

        a) The rates charged for conversions to plans reinsured under this Agreement will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

        b) Conversions from plans reinsured under this Agreement to plans reinsured under other Reinsurance Agreements in force between us will be subject to the provisions of the other Agreements, including provisions covering rates, allowances and/or discounts. The rates charged will be based on the original issue age of the insured and the current duration of the original policy, i.e. point-in-scale basis.

        Conversions from plans reinsured under this Agreement to plans that we do not reinsure will remain under this Agreement. Rates charged will be the YRT Rates shown in this Exhibit, based on the original issue age of the insured and the current duration of the policy at the time of the conversion, i.e. point-in-scale basis.

XI.     EXPERIENCE REFUND

        Reinsurance under this Agreement is not eligible for an Experience
        Refund.

XII.    REENTRIES

        Policies reinsured under this Agreement are not eligible for re-entry.

[LOGO OF PHOENIX] PHOENIX                       REQUEST FOR REINSURANCE BENEFITS
--------------------------------------------------------------------------------
SEND COMPLETED REQUEST TO:                                    COMPANY:
 Phoenix Home Life Mutual  TOLL FREE: 1-800-243-3342 [] Phoenix Home Life
 Insurance Company                    1-860-403-1000    Mutual Insurance Company
**Insurance Claims 3E302   FAX:       1-860-403-2881 [] American Phoenix Life
**Bright Meadow Bfvd.,                                  and Reassurance
 Enfield, CT 06083-1900                              [] Phoenix Life and
                                                        Reassurance of New York
--------------------------------------------------------------------------------
**NAME OF INSURED __________________________________  DATE OF BIRTH ____________

DATE OF DEATH   CAUSE OF DEATH   DATE OF DISABILITY   CAUSE OF DISABILITY

________________________________________________________________________________

LINE OF BUSINESS      [] Individual  [] Bulk/Self    [] Group  [] ADB [] Waiver
(Check Appropriate):     Life/Cession   Administration  Life/ADD         Premium
--------------------------------------------------------------------------------
RATING INFO: (Check Appropriate):         REINSURANCE DATA
[] Smoker        [] Standard              []Auto   Pool Number______
[] Non-Smoker    [] Substandard Rating __ []Fac.   Pool %_____
                 [] Flat Extra                     Date Premium Last Reported___
--------------------------------------------------------------------------------
List all policies issued on this insured, with date of termination if not in force at the date of death. Also indicate whether any policies have been reinstated within two years prior to date of death.
--------------------------------------------------------------------------------
                        FACE AMOUNT                LAPSED WITHIN   FACE AMOUNT
CEDING COMPANY            INSURED       DATE OF       PAST TWO      REINSURED
POLICY NUMBER   ISSUE  -------------  TERMINATION      YEARS      (NOT NET RISK)
                DATE   LIFE      ADB               -----------------------------
                                                 (CHECK ONE)  DATE    LIFE   ADB
                                                           REINSTATED
--------------------------------------------------------------------------------
                                                 []Yes []No
________________________________________________________________________________
                                                 []Yes []No
________________________________________________________________________________
                                                 []Yes []No
________________________________________________________________________________
                                                 []Yes []No
________________________________________________________________________________
                                                 []Yes []No
________________________________________________________________________________

TOTAL ISSUED                          AMOUNT REINSURED WITH PHOENIX ____________

                       _____________  REINSURED WITH OTHERS ____________________
LESS TOTAL TERMINATED
                                      AMOUNT RETAINED AT OWN RISK ______________
                       _____________
** INSURANCE NOW IN                   TOTAL ____________________________________
   FORCE
________________________________________________________________________________

  FRAUD STATEMENT                                          AMOUNT OF REINSURANCE
 REQUIRED BY SOME        REINSURANCE                           WITH PHOENIX
      STATES           CESSION NUMBER      PLAN NAME           (CURRENT NAR)
ANY PERSON WHO         ---------------------------------------------------------
KNOWINGLY AND WITH     _________________________________________________________
INTENT TO DEFRAUD
ANY INSURANCE COMPANY  _________________________________________________________
OR OTHER PERSON FILES
A STATEMENT OF CLAIM   _________________________________________________________
CONTAINING ANY
MATERIALLY FALSE       _________________________________________________________
INFORMATION, OR
CONCEALS FOR THE                            TOTAL REQUESTED> ___________________
PURPOSE OF MISLEADING,
INFORMATION CONCERNING
ANY FACT MATERIAL
THERETO, COMMITS A
FRAUDULENT INSURANCE
ACT, WHICH IS A CRIME.

[] Contestable [] Yes [] No               [] Conversion, Exchange or Replacement
[] Routine Investigation [] Yes [] No     [] Reentry
[] Initial Notification                      List:
[] Additional Information Enclosed            Policy No.__________  Plan Name___
[] Copies of all claim papers                 Orig. Issue date____  Reins. with
   enclosed includes:                                               Phoenix
   Contestable Claims - Application                                 [] Yes [] No
   and all underwriting papers,               Conversion or Reentry Underwritten
   investigation, claimant statement,                               [] Yes [] No
   death certificate and proof of         [] We have paid our claim in full
   payment.                                  on________and request payment
   Non-Contestable - reinsured for           of $________
   $250,000 plus also include             [] Interest expense at ___% per
   application and underwriting.             annum for ____ days $________
   Waivers - application and              [] Investigation expense $_____
   underwriting, claimant statement,      [] Legal Expense $_____
   attending physician statement,
   waiver premium provison and any
   investigation.
[] Copies of investigation are enclosed
[] We are awaiting your consultation      REMARKS:
   before completing settlement
--------------------------------------------------------------------------------
** ING COMPANY NAME                                         PHONE NUMBER
                                                            (          )
________________________________________________________________________________

ADDRESS

________________________________________________________________________________

DATE                     COMPLETED BY                        TITLE

________________________________________________________________________________

                White copy-Return to  Yellow copy-Client  Pink copy-Request for
HO 2722 11-96   Phoenix               Company             payment

                                   EXHIBIT E
                                   ---------
                            (EFFECTIVE JUNE 1, 1998)

                         CONDITIONAL RECEIPT LIABILITY
                         -----------------------------

I.      AUTOMATIC REINSURANCE

        We will be liable for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt only when the following qualifications are met:

        a) we have reviewed your Conditional Receipt or Temporary Insurance Receipt Form and have given you our written acceptance of the terms and procedures contained in the Form.

        b) the risk would have qualified for automatic coverage under this Agreement;

        c) you have kept your full retention for the age and table rating of the insured;

        d) the amount ceded to us does not exceed the Automatic Acceptance Limits set forth in Exhibit A (Reinsurance Coverage), Part III.

        If you change your application or receipt forms or your procedures and practices for issuing life insurance covered under this Agreement, we have the right of review, acceptance or rejection of the changes. We will have no liability for claims incurred on policies issued on the basis of the changes unless we have given you written acknowledgment of our acceptance of the changes.

        Copies of your Conditional or Temporary Receipt Forms and our letter(s) of acceptance are on file in our Home Office.

II.     FACULTATIVE REINSURANCE

        We will not be liable for a claim incurred under the terms of a Conditional Receipt or Temporary Insurance Receipt for a risk which has been submitted to us on a facultative basis.

91 Bragg, Female Non Smoker

Duration/
 Issue
  Age          0         1         2          3         4         5          6         7         8         9         10
        0    0.8400    0.3300    0.3000     0.2700    0.2400    0.2200     0.2000    0.1800    0.1900    0.1900    0.2100
        1    0.7147    0.2467    0.2149     0.1886    0.1607    0.2178     0.2058    0.1172    0.1314    0.1398    0.1647
        2    0.5718    0.2094    0.1771     0.1586    0.1360    0.2156     0.2116    0.1225    0.1421    0.1632    0.1939
        3    0.4294    0.2010    0.1696     0.1611    0.1459    0.2134     0.2174    0.1670    0.1920    0.2267    0.2628
        4    0.3054    0.2043    0.1757     0.1771    0.1702    0.2112     0.2232    0.2222    0.2511    0.2967    0.3364
        5    0.2179    0.2052    0.1780     0.1864    0.1890    0.2091     0.2292    0.2593    0.2894    0.3395    0.3796
        6    0.2159    0.2061    0.1855     0.1956    0.2072    0.2336     0.2513    0.2806    0.3079    0.3456    0.3786
        7    0.2139    0.2102    0.1927     0.2140    0.2383    0.2708     0.2814    0.3052    0.3266    0.3517    0.3776
        8    0.2119    0.2143    0.2117     0.2379    0.2747    0.3122     0.3137    0.3297    0.3440    0.3578    0.3766
        9    0.2099    0.2184    0.2331     0.2625    0.3088    0.3493     0.3425    0.3508    0.3584    0.3639    0.3755
       10    0.2131    0.2224    0.2526     0.2829    0.3330    0.3736     0.3513    0.3554    0.3642    0.3670    0.3728
       11    0.2162    0.2431    0.2726     0.3000    0.3389    0.3705     0.3608    0.3621    0.3682    0.3700    0.3706
       12    0.2290    0.2718    0.2957     0.3170    0.3448    0.3673     0.3595    0.3588    0.3681    0.3678    0.3668
       13    0.2438    0.3029    0.3187     0.3326    0.3496    0.3646     0.3590    0.3576    0.3662    0.3656    0.3636
       14    0.2583    0.3306    0.3382     0.3454    0.3534    0.3623     0.3593    0.3584    0.3626    0.3622    0.3611
       15    0.2674    0.3393    0.3432     0.3490    0.3549    0.3598     0.3581    0.3571    0.3612    0.3607    0.3593
       16    0.2765    0.3479    0.3482     0.3526    0.3553    0.3576     0.3576    0.3578    0.3581    0.3579    0.3582
       17    0.2830    0.3467    0.3453     0.3510    0.3535    0.3552     0.3557    0.3564    0.3573    0.3570    0.3579
       18    0.2895    0.3455    0.3424     0.3494    0.3517    0.3528     0.3538    0.3550    0.3565    0.3561    0.3576
       19    0.2961    0.3443    0.3396     0.3477    0.3499    0.3504     0.3519    0.3535    0.3558    0.3552    0.3574
       20    0.2946    0.3371    0.3337     0.3432    0.3466    0.3473     0.3510    0.3536    0.3569    0.3579    0.3630
       21    0.2931    0.3298    0.3279     0.3386    0.3433    0.3441     0.3500    0.3536    0.3620    0.3612    0.3687
       22    0.2835    0.3108    0.3160     0.3312    0.3386    0.3402     0.3500    0.3552    0.3690    0.3699    0.3837
       23    0.2739    0.2899    0.3035     0.3238    0.3339    0.3363     0.3500    0.3568    0.3760    0.3792    0.4032
       24    0.2644    0.2709    0.2943     0.3164    0.3293    0.3324     0.3500    0.3584    0.3830    0.3959    0.4283
       25    0.2591    0.2635    0.2893     0.3158    0.3284    0.3355     0.3585    0.3600    0.3900    0.4200    0.4600
       26    0.2539    0.2560    0.2861     0.3152    0.3262    0.3386     0.3669    0.3811    0.4150    0.4509    0.4972
       27    0.2529    0.2545    0.2871     0.3214    0.3338    0.3532     0.3896    0.4087    0.4457    0.4873    0.5393
       28    0.2519    0.2530    0.2881     0.3276    0.3400    0.3729     0.4179    0.4427    0.4829    0.5302    0.5878
       29    0.2510    0.2515    0.2891     0.3338    0.3552    0.3982     0.4514    0.4832    0.5274    0.5807    0.6442
       30    0.2535    0.2545    0.2900     0.3400    0.3800    0.4300     0.4900    0.5300    0.5800    0.6400    0.7100
       31    0.2560    0.2588    0.3116     0.3716    0.4163    0.4673     0.5317    0.5819    0.6403    0.7080    0.7857
       32    0.2620    0.2676    0.3414     0.4134    0.4621    0.5097     0.5766    0.6390    0.7078    0.7840    0.8702
       33    0.2680    0.2811    0.3764     0.4615    0.5149    0.5585     0.6278    0.7030    0.7830    0.8680    0.9630
       34    0.2740    0.2984    0.4136     0.5117    0.5718    0.6148     0.6879    0.7761    0.8669    0.9600    1.0631
       35    0.2800    0.3200    0.4500     0.5600    0.6300    0.6800     0.7600    0.8600    0.9600    1.0600    1.1700
       36    0.3089    0.3470    0.4864     0.6077    0.6920    0.7572     0.8466    0.9556    1.0605    1.1630    1.2756
       37    0.3478    0.3789    0.5248     0.6574    0.7596    0.8456     0.9457    1.0616    1.1678    1.2691    1.3804
       38    0.3914    0.4143    0.5640     0.7074    0.8292    0.9404     1.0535    1.1768    1.2850    1.3857    1.4964
       39    0.4339    0.4518    0.6028     0.7555    0.8972    1.0368     1.1662    1.3000    1.4147    1.5202    1.6356
       40    0.4700    0.4900    0.6400     0.8000    0.9600    1.1300     1.2800    1.4300    1.5600    1.6800    1.8100
       41    0.4974    0.5237    0.6826     0.8427    1.0046    1.2085     1.3855    1.5598    1.7176    1.8671    2.0268
       42    0.5197    0.5538    0.7026     0.8516    1.0335    1.2754     1.4854    1.6901    1.8856    2.0766    2.2780
       43    0.5403    0.5882    0.7026     0.8605    1.0661    1.3482     1.5934    1.8315    2.0688    2.3054    2.5528
       44    0.5626    0.6343    0.7405     0.9002    1.1218    1.4439     1.7237    1.9946    2.2720    2.5509    2.8404
       45    0.5900    0.7000    0.8100     0.9800    1.2200    1.5800     1.8900    2.1900    2.5000    2.8100    3.1300
       46    0.6189    0.7876    0.9120     1.1013    1.3656    1.7674     2.1058    2.4320    2.7645    3.0878    3.4200
       47    0.6470    0.8920    1.0372     1.2518    1.5456    1.9947     2.3619    2.7136    3.0622    3.3861    3.7176
       48    0.6798    1.0096    1.1844     1.4298    1.7528    2.2453     2.6381    3.0132    3.3758    3.6975    4.0252
       49    0.7223    1.1368    1.3524     1.6331    1.9800    2.5026     2.9142    3.3092    3.6875    4.0146    4.3452
       50    0.7800    1.2700    1.5400     1.8600    2.2200    2.7500     3.1700    3.5800    3.9800    4.3300    4.6800
       51    0.8582    1.4188    1.7594     2.1214    2.4800    2.9844     3.3979    3.8102    4.2343    4.6244    5.0066
       52    0.9535    1.5856    2.0113     2.4187    2.7648    3.2168     3.6114    4.0143    4.4622    4.9028    5.3233
       53    1.0577    1.7560    2.2775     2.7353    3.0636    3.4520     3.8218    4.2153    4.6918    5.1940    5.6647

Duration/
 Issue                                                            Attained
  Age          11        12        13        14       Ultimate      Age
        0    0.2300    0.2600    0.2900    0.3400      0.3800       15
        1    0.1828    0.2102    0.2376    0.3472      0.3800       16
        2    0.2076    0.2286    0.2495    0.3544      0.3800       17
        3    0.2710    0.2838    0.2965    0.3616      0.3800       18
        4    0.3395    0.3447    0.3497    0.3688      0.3800       19
        5    0.3797    0.3799    0.3799    0.3728      0.3800       20
        6    0.3797    0.3799    0.3799    0.3768      0.3800       21
        7    0.3797    0.3799    0.3799    0.3776      0.3800       22
        8    0.3797    0.3799    0.3799    0.3784      0.3800       23
        9    0.3797    0.3799    0.3799    0.3792      0.3800       24
       10    0.3797    0.3800    0.3800    0.3796      0.3800       25
       11    0.3784    0.3786    0.3800    0.3800      0.3800       26
       12    0.3771    0.3773    0.3790    0.3800      0.3800       27
       13    0.3742    0.3746    0.3780    0.3800      0.3800       28
       14    0.3698    0.3704    0.3766    0.3800      0.3800       29
       15    0.3694    0.3705    0.3786    0.3800      0.3800       30
       16    0.3675    0.3690    0.3802    0.3880      0.3800       31
       17    0.3697    0.3718    0.3852    0.3960      0.3800       32
       18    0.3719    0.3746    0.3902    0.4040      0.4000       33
       19    0.3740    0.3773    0.3951    0.4120      0.4200       34
       20    0.3818    0.3800    0.4000    0.4200      0.4500       35
       21    0.3895    0.3982    0.4245    0.4493      0.4900       36
       22    0.4058    0.4211    0.4555    0.4854      0.5300       37
       23    0.4268    0.4498    0.4931    0.5290      0.5800       38
       24    0.4543    0.4857    0.5378    0.5803      0.6400       39
       25    0.4900    0.5300    0.5900    0.6400      0.7000       40
       26    0.5330    0.5823    0.6483    0.7066      0.7800       41
       27    0.5823    0.6418    0.7126    0.7797      0.8600       42
       28    0.6390    0.7090    0.7846    0.8615      0.9600       43
       29    0.7045    0.7849    0.8665    0.9542      1.0600       44
       30    0.7800    0.8700    0.9600    1.0600      1.1700       45
       31    0.8667    0.9641    1.0646    1.1777      1.3000       46
       32    0.9638    1.0666    1.1789    1.3058      1.4400       47
       33    1.0694    1.1782    1.3039    1.4462      1.6000       48
       34    1.1821    1.2991    1.4406    1.6003      1.7800       49
       35    1.3000    1.4300    1.5900    1.7700      1.9600       50
       36    1.4130    1.5625    1.7454    1.9509      2.1700       51
       37    1.5221    1.6962    1.9063    2.1418      2.3900       52
       38    1.6427    1.8438    2.0825    2.3494      2.6300       53
       39    1.7902    2.0175    2.2838    2.5799      2.8800       54
       40    1.9800    2.2300    2.5200    2.8400      3.1600       55
       41    2.2230    2.4890    2.7950    3.1277      3.4700       56
       42    2.5091    2.7863    3.1023    3.4386      3.8000       57
       43    2.8217    3.1101    3.4361    3.7758      4.1600       58
       44    3.1442    3.4486    3.7906    4.1419      4.5400       59
       45    3.4600    3.7900    4.1600    4.5400      4.9600       60
       46    3.7575    4.1214    4.5305    4.9562      5.4400       61
       47    4.0478    4.4507    4.9058    5.3887      5.9600       62
       48    4.3482    4.7973    5.3070    5.8581      6.5100       63
       49    4.6765    5.1806    5.7547    6.3850      7.1000       64
       50    5.0500    5.6200    6.2700    6.9900      7.7700       65
       51    5.4493    6.0919    6.8246    7.6398      8.5400       66
       52    5.8626    6.5834    7.4047    8.3205      9.4100       67
       53    6.3194    7.1298    8.0525    9.0823     10.3300       68

91 Bragg, Female Non Smoker

Duration/
 Issue
  Age           0         1          2          3          4          5         6          7         8          9         10
      54     1.1626    1.9156    2.5398     3.0546     3.3656     3.6948     4.0409    4.4362     4.9517     5.5268     6.0654
      55     1.2600    2.0500    2.7800     3.3600     3.6600     3.9500     4.2800    4.7000     5.2700     5.9300     6.5600
      56     1.3487    2.1499    2.9991     3.6582     3.9439     4.2085     4.5203    4.9847     5.6182     6.3670     7.1079
      57     1.4342    2.2250    3.2094     3.9601     4.2246     4.4670     4.7542    5.2750     5.9773     6.8185     7.6862
      58     1.5182    2.2890    3.4090     4.2559     4.5062     4.7394     5.0098    5.6038     6.3903     7.3395     8.3554
      59     1.6029    2.3561    3.5965     4.5358     4.7933     5.0391     5.3157    6.0045     6.9002     7.9850     9.1765
      60     1.6900    2.4400    3.7700     4.7900     5.0900     5.3800     5.7000    6.5100     7.5500     8.8100    10.2100
      61     1.7740    2.5315    3.8976     4.9704     5.3494     5.7143     6.1170    7.0673     6.2804     9.7496    11.3699
      62     1.8536    2.6214    3.9804     5.0836     5.5685     6.0330     6.5479    7.6542     9.0628    10.7672    12.6158
      63     1.9372    2.7234    4.0664     5.2016     5.8179     6.4074     7.0613    8.3506     9.9860    11.9600    14.0766
      64     2.0332    2.8517    4.2036     5.3964     6.1682     6.9093     7.7258    9.2359    11.1388    13.4252    15.8817
      65     2.1500    3.0200    4.4400     5.7400     6.6900     7.6100     8.6100   10.3900    12.6100    15.2600    18.1600
      66     2.2676    3.2044    4.7823     6.2623     7.4229     8.5595     9.7500   11.8659    14.4846    17.5959    21.1404
      67     2.3809    3.3956    5.1986     6.9154     8.3198     9.7102    11.1000   13.6106    16.7033    20.3682    24.7368
      68     2.5191    3.6296    5.6786     7.6542     9.3214    10.9870    12.6060   15.5442    19.1387    23.3794    28.6060
      69     2.7122    3.9424    6.2125     8.4341    10.3679    12.3153    14.2140   17.5873    21.6634    26.4325    32.4048
      70     2.9900    4.3700    6.7900     9.2100    11.4000    13.6200    15.8700   19.6600    24.1500    29.3300    35.7900
      71     3.3459    4.9007    7.4007     9.9629    12.3877    14.8595    17.5193   21.6909    26.5101    31.9634    38.6120
      72     3.7602    5.5106    8.0512    10.7227    13.37O6    16.0837    19.1978   23.7330    28.8287    34.4643    41.0996
      73     4.2425    6.2171    8.7573    11.5181    14.3937    17.3551    20.9877   25.8937    31.2382    36.9954    43.4773
      74     4.8025    7.0378    9.5350    12.3776    15.5018    18.7364    22.9711   28.2803    33.8712    39.7197    45.9692
      75     5.4500    7.9900   10.4000    13.3300    16.7400    20.2900    25.2300   31.0000    36.8600    42.8000    48.8000
      76     6.3468    9.3137   11.5059    14.5226    18.3083    22.2773    28.2061   34.5762    40.7398    46.7312    52.3479
      77     7.2436   10.6375   12.6117    15.7152    19.8765    24.2646    31.1822   38.1524    44.6197    50.6625    55.8957
      78     8.1404   11.9612   13.7176    16.9078    21.4448    26.2519    34.1583   41.7286    48.4995    54.5937    59.4436
      79     9.0372   13.2850   14.8234    18.1004    23.0131    28.2392    37.1344   45.3048    52.3794    58.5250    62.9914
      80     9.9339   14.6087   15.9293    19.2930    24.5814    30.2264    40.1105   46.8810    56.2592    62.4562    66.5393

Duration/
 Issue                                                                Attained
  Age         11         12         13           14       Ultimate      Age
      54    6.8487     7.7669     8.8102      9.9754      11.3400        69
      55    7.4800     8.5300     9.7200     11.0500      12.5100        70
      56    8.1625     9.3608    10.7148     12.2298      13.9100        71
      57    8.8766    10.2356    11.7664     13.4815      15.5200        72
      58    9.6986    11.2420    12.9756     14.9193      17.2800        73
      59   10.7043    12.4676    14.4432     16.6574      19.2300        74
      60   11.9700    14.0000    16.2700     18.8100      21.5200        75
      61   13.4026    15.7402    18.3526     21.2710      24.3100        76
      62   14.9515    17.6297    20.6239     23.9641      27.6300        77
      63   16.7561    19.8171    23.2389     27.0487      31.3900        78
      64   18.9558    22.4510    26.3526     30.6842      35.5900        79
      65   21.6900    25.6800    30.1200     35.0300      40.3700        80
      66   25.1727    29.6730    34.6350     40.0737      45.8700        81
      67   29.3110    34.3309    39.7941     45.7090      52.1100        82
      68   33.7838    39.4003    45.4567     51.9546      59.0100        83
      69   38.2705    44.6278    51.4822     58.8287      66.5900        84
      70   42.4500    49.7600    57.7300     66.3500      75.5900        85
      71   46.1571    54.6102    63.9769     74.5069      86.3900        86
      72   49.6057    59.3474    70.3168     83.2872      98.3500        87
      73   53.0437    64.2516    77.0841     92.7080     111.0100        88
      74   56.7192    69.6024    84.6137    102.7866     123.8700        89
      75   60.8800    75.6800    93.2400    113.5400     136.6600        90
      76   66.1663    83.5643   104.7105    126.2952     149.5100        91
      77   71.4526    91.4487   116.1809    139.0505     162.6100        92
      78   76.7389    99.3330   127.6514    151.8057     176.0500        93
      79   82.0252   107.2174   139.1219    164.5609     189.9000        94
      80   87.3115   115.1017   150.5924    177.3162     204.0400        95
                                                         218.5000        96
                                                         233.5000        97
                                                         249.0400        98
                                                         265.1200        99
                                                         296.3000       100
                                                         363.2100       101
                                                         468.3200       102
                                                         613.2600       103
                                                         796.7400       104
                                                       1,000.0000       105
                                                       1,000.0000       106
                                                       1,000.0000       107
                                                       1,000.0000       108
                                                       1,000.0000       109
                                                       1,000.0000       110
                                                       1,000.0000       111
                                                       1,000.0000       112
                                                       1,000.0000       113
                                                       1,000.0000       114
                                                       1,000.0000       115
                                                       1,000.0000       116
                                                       1,000.0000       117
                                                       1,000.0000       118
                                                       1,000.0000       119

91 Bragg, Female Smoker

Duration/
 Issue
  Age         0         1          2         3         4         5         6         7          8         9         10
       0    1.5695    0.6166    0.5605     0.5045    0.4484    0.4111    0.3737    0.3363     0.3550    0.3550     0.3924
       1    1.4090    0.5360    0.4766     0.4275    0.3737    0.4070    0.3172    0.2925     0.3189    0.3344     0.3812
       2    1.1513    0.4779    0.4176     0.3833    0.3368    0.4029    0.3138    0.3114     0.3480    0.3870     0.4450
       3    0.8576    0.4371    0.3787     0.3631    0.3276    0.3988    0.3440    0.3670     0.4137    0.4777     0.5461
       4    0.5892    0.4084    0.3553     0.3583    0.3364    0.3947    0.3886    0.4333     0.4875    0.5718     0.6468
       5    0.4071    0.4004    0.3508     0.3670    0.3531    0.3907    0.4282    0.4845     0.5407    0.6343     0.7093
       6    0.4027    0.3924    0.3462     0.3757    0.3891    0.4391    0.4729    0.5275     0.5783    0.6655     0.7074
       7    0.3983    0.3982    0.3690     0.4105    0.4509    0.5138    0.5356    0.5796     0.6191    0.6888     0.7055
       8    0.3939    0.4040    0.4030     0.4545    0.5216    0.5950    0.6012    0.6302     0.6561    0.7035     0.7036
       9    0.3894    0.4098    0.4400     0.4972    0.5844    0.6630    0.6545    0.6690     0.6820    0.7046     0.7017
      10    0.3898    0.4155    0.4720     0.5286    0.6222    0.6980    0.6621    0.6698     0.6761    0.7057     0.6942
      11    0.3924    0.4537    0.5032     0.5497    0.6208    0.6903    0.6697    0.6705     0.6701    0.6866     0.6867
      12    0.3999    0.5087    0.5391     0.5674    0.6194    0.6528    0.6324    0.6315     0.6285    0.6523     0.6683
      13    0.4098    0.5671    0.5732     0.5765    0.5975    0.6005    0.5825    0.5815     0.5777    0.6120     0.6482
      14    0.4197    0.6153    0.5988     0.5813    0.5719    0.5480    0.5337    0.5333     0.5305    0.5748     0.6302
      15    0.4243    0.6400    0.5994     0.5758    0.5500    0.5100    0.5000    0.5000     0.5000    0.5500     0.6244
      16    0.4257    0.6364    0.6000     0.5659    0.5286    0.4854    0.4928    0.4940     0.5020    0.5500     0.6185
      17    0.4169    0.6136    0.5752     0.5366    0.5027    0.4644    0.4856    0.4880     0.5040    0.5500     0.6189
      18    0.4013    0.5785    0.5421     0.5025    0.4771    0.4487    0.4784    0.4820     0.5060    0.5500     0.6193
      19    0.3847    0.5383    0.5080     0.4710    0.4566    0.4444    0.4713    0.4760     0.5080    0.5500     0.6197
      20    0.3700    0.5000    0.4800     0.4500    0.4516    0.4400    0.4763    0.4700     0.5100    0.5500     0.6200
      21    0.3560    0.4578    0.4558     0.4500    0.4506    0.4504    0.4813    0.4964     0.5458    0.5902     0.6609
      22    0.34O9    0.4071    0.4305     0.4500    0.4550    0.4700    0.5072    0.5352     0.5945    0.6459     0.7169
      23    0.3263    0.3565    0.4078     0.4500    0.4695    0.4964    0.5403    0.5828     0.6523    0.7125     0.7845
      24    0.3140    0.3146    0.3911     0.4500    0.4884    0.5272    0.5785    0.6356     0.7154    0.7854     0.8600
      25    0.3102    0.2900    0.3880     0.4500    0.5100    0.5600    0.6200    0.6900     0.7800    0.8600     0.9400
      26    0.3064    0.2901    0.3875     0.4592    0.5306    0.5911    0.6624    0.7428     0.8417    0.9306     1.0178
      27    0.3073    0.2901    0.3908     0.4683    0.5512    0.6222    0.7068    0.7964     0.9030    1.0003     1.0959
      28    0.3082    0.3075    0.4050     0.4841    0.5776    0.6586    0.7571    0.8556     0.9706    1.0777     1.1841
      29    0.3091    0.3346    0.4304     0.5126    0.6153    0.7061    0.8169    0.9252     1.0507    1.1714     1.2922
      30    0.3100    0.3700    0.4700     0.5600    0.6700    0.7700    0.8900    1.0100     1.1500    1.2900     1.4300
      31    0.3413    0.4142    0.5268     0.6320    0.7466    0.8563    0.9794    1.1116     1.2682    1.4294     1.5888
      32    0.3826    0.4683    0.5988     0.7244    0.8413    0.9614    1.0827    1.2268     1.4011    1.5839     1.7620
      33    0.4343    0.5313    0.6815     0.8288    0.9467    1.0762    1.1953    1.3532     1.5489    1.7597     1.9628
      34    0.4966    0.6022    0.7701     0.9368    1.0554    1.1921    1.3126    1.4884     1.7118    1.9630     2.2044
      35    0.5700    0.6800    0.8600     1.0400    1.1600    1.3000    1.4300    1.6300     1.8900    2.2000     2.5000
      36    0.6608    0.7693    0.9517     1.1333    1.2494    1.3802    1.5254    1.7551     2.0639    2.4631     2.8558
      37    0.7688    0.8706    1.0482     1.2222    1.3285    1.4385    1.6017    1.8654     2.2334    2.7482     3.2631
      38    0.8844    0.9774    1.1490     1.3146    1.4139    1.5047    1.6923    1.9950     2.4278    3.0666     3.7125
      39    0.9980    1.0827    1.2531     1.4179    1.5222    1.6088    1.8306    2.1785     2.6769    3.4301     4.1946
      40    1.1000    1.1800    1.3600     1.5400    1.6700    1.7800    2.0500    2.4500     3.0100    3.8500     4.7000
      41    1.1874    1.2654    1.4637     1.6766    1.8598    2.0310    2.3709    2.8360     3.4562    4.3517     5.2467
      42    1.2665    1.3433    1.5646     1.8227    2.0805    2.3417    2.7710    3.3136     3.9957    4.9274     5.8410
      43    1.3419    1.4195    1.6718     1.9845    2.3283    2.6939    3.2198    3.8432     4.5851    5.5394     6.4558
      44    1.4182    1.4998    1.7939     2.1682    2.5994    3.0694    3.6863    4.3852     5.1810    6.1495     7.0645
      45    1.5000    1.5900    1.9400     2.3800    2.8900    3.4500    4.1400    4.9000     5.7400    6.7200     7.6400
      46    1.5830    1.6858    2.1095     2.6243    3.2136    3.8585    4.6082    5.4142     6.2854    7.2642     8.1896
      47    1.6643    1.7835    2.2966     2.8970    3.5728    4.3070    5.1113    5.9541     6.8461    7.8075     8.7312
      48    1.7501    1.8893    2.5018     3.1914    3.9472    4.7614    5.6083    6.4799     7.3871    8.3297     9.2540
      49    1.8466    2.0094    2.7261     3.5013    4.3164    5.1871    6.0582    6.9518     7.8734    8.8106     9.7472
      50    1.9600    2.1500    2.9700     3.8200    4.6600    5.5500    6.4200    7.3300     8.2700    9.2300    10.2000
      51    2.1029    2.3258    3.2413     4.1447    4.9580    5.8103    6.6376    7.5531     8.5154    9.5403    10.5772
      52    2.2710    2.5325    3.5394     4.4798    5.2240    5.9910    6.7384    7.6478     8.6329    9.7550    10.8860
      53    2.4458    2.7483    3.8530     4.8294    5.4880    6.1514    6.8064    7.7058     8.7147    9.9454    11.1792

Duration/
 Issue                                                                   Attained
  Age           11         12         13           14        Ultimate      Age
       0      0.4297     0.4858     0.5418      0.6353       0.7100        15
       1      0.4152     0.4663     0.5174      0.6026       0.7100        16
       2      0.4709     0.5098     0.5488      0.6139       0.7100        17
       3      0.5618     0.5854     0.6092      0.6489       0.7100        18
       4      0.6530     0.6624     0.6718      0.6876       0.7100        19
       5      0.7094     0.7098     0.7098      0.7100       0.7100        20
       6      0.7084     0.7098     0.7098      0.7100       0.7100        21
       7      0.7074     0.7097     0.7098      0.7100       0.7100        22
       8      0.7064     0.7096     0.7098      0.7100       0.7100        23
       9      0.7053     0.7096     0.7098      0.7100       0.7100        24
      10      0.7027     0.7095     0.7099      0.7100       0.7100        25
      11      0.6984     0.7088     0.7088      0.7100       0.7100        26
      12      0.6925     0.7080     0.7079      0.7100       0.7100        27
      13      0.6850     0.7060     0.7058      0.7100       0.7100        28
      14      0.6758     0.7027     0.7025      0.7100       0.7100        29
      15      0.6724     0.7057     0.7060      0.7100       0.7100        30
      16      0.6673     0.7074     0.7085      0.7285       0.7100        31
      17      0.6680     0.7155     0.7179      0.7502       0.7400        32
      18      0.6687     0.7236     0.7352      0.7818       0.8200        33
      19      0.6694     0.7318     0.7669      0.8295       0.9000        34
      20      0.6700     0.7400     0.8200      0.9000       1.0000        35
      21      0.7212     0.8020     0.8969      0.9951       1.1200        36
      22      0.7919     0.8842     0.9929      1.1106       1.2600        37
      23      0.8761     0.9815     1.1044      1.2434       1.4000        38
      24      0.9675     1.0885     1.2280      1.3909       1.5600        39
      25      1.0600     1.2000     1.3600      1.5500       1.7400        40
      26      1.1440     1.3075     1.4930      1.7152       1.9400        41
      27      1.2236     1.4146     1.6295      1.8884       2.1600        42
      28      1.3132     1.5338     1.7805      2.0780       2.4000        43
      29      1.4272     1.6781     1.9570      2.2924       2.6600        44
      30      1.5800     1.8600     2.1700      2.5400       2.9500        45
      31      1.7649     2.0730     2.4132      2.8136       3.2600        46
      32      1.9722     2.3087     2.6792      3.1076       3.6000        47
      33      2.2122     2.5769     2.9776      3.4328       3.9600        48
      34      2.4947     2.8874     3.3180      3.8000       4.3400        49
      35      2.8300     3.2500     3.7100      4.2200       4.7600        50
      36      3.2239     3.6691     4.1566      4.6954       5.2300        51
      37      3.6698     4.1382     4.6515      5.2189       5.7800        52
      38      4.1586     4.6506     5.1901      5.7867       6.3800        53
      39      4.6817     5.2001     5.7678      6.3950       7.0400        54
      40      5.2300     5.7800     6.3800      7.0400       7.7500        55
      41      5.8228     6.4088     7.0434      7.7354       8.4800        56
      42      6.4660     7.0908     7.7611      8.4837       9.2300        57
      43      7.1308     7.7984     8.5081      9.2643      10.0300        58
      44      7.7884     8.5040     9.2594     10.0566      10.8600        59
      45      8.4100     9.1600     9.9900     10.8400      11.7000        60
      46      8.9985     9.8330    10.7120     11.6330      12.5600        61
      47      9.5730    10.4813    11.4420     12.4493      13.4500        62
      48     10.1294    11.1151    12.1620     13.2611      14.3700        63
      49     10.6631    11.7246    12.8540     14.0406      15.3200        64
      50     11.1700    12.3000    13.5000     14.7600      16.2500        65
      51     11.6210    12.7966    14.0342     15.3235      17.1000        66
      52     12.0191    13.2271    14.4687     15.7498      17.7600        67
      53     12.4077    13.6493    14.9021     16.1822      18.1300        68

Duration/
 Issue
  Age         0           1         2          3          4         5          6         7           8          9          10
      54    2.6083     2.9514     4.1703     5.1981     5.7800    6.3513     6.9256     7.8193     8.8530     10.1833    11.5096
      55    2.7400     3.1200     4.4800     5.5900     6.1300    6.6500     7.1800     8.0800     9.1400     10.5400    11.9300
      56    2.8147     3.2234     4.7682     6.0041     6.5398    7.0538     7.5803     8.4867     9.5546     10.9626    12.3454
      57    2.8450     3.2763     5.0427     6.4374     6.9893    7.5231     8.0706     8.9782    10.0355     11.4035    12.7205
      58    2.8698     3.3245     5.3241     6.8918     7.4759    8.0485     8.6346     9.5562    10.6141     11.9421    13.1979
      59    2.9285     3.4138     5.6330     7.3687     7.9970    8.6206     9.2565    10.2229    11.3218     12.6578    13.9202
      60    3.0600     3.5900     5.9900     7.8700     8.5500    9.2300     9.9200    10.9800    12.1900     13.6300    15.0300
      61    3.2796     3.8639     6.3984     8.3956     9.1399    9.8891    10.6378    11.8511    13.2569     14.9126    16.6053
      62    3.5612     4.2050     6.8444     8.9444     9.7686   10.6042    11.4207    12.8350    14.5014     16.4525    18.5510
      63    3.8820     4.5970     7.3232     9.5164    10.4282   11.3566    12.2497    13.8962    15.8666     18.1691    20.7502
      64    4.2192     5.0241     7.8300    10.1116    11.1113   12.1281    13.1058    14.9997    17.2951     19.9818    23.0855
      65    4.5500     5.4700     8.3600    10.7300    11.8100   12.9000    13.9700    16.1100    18.7300     21.8100    25.4400
      66    4.8546     5.9038     8.8945    11.3492    12.4673   13.5745    14.7024    17.0704    20.0091     23.4914    27.6858
      67    5.1481     6.3361     9.4366    11.9692    13.0882   14.1638    15.3156    17.9044    21.1706     25.0797    29.9009
      68    5.4603     6.8135    10.0146    12.6236    13.7586   14.8150    16.0198    18.8472    22.4574     26.8183    32.2771
      69    5.8210     7.3826    10.6563    13.3460    14.5639   15.6747    17.0244    20.1340    24.1129     28.9506    35.0062
      70    6.2600     8.0900    11.3900    14.1700    15.5900   16.8900    18.5400    22.0000    26.3800     31.7200    38.2800
      71    6.7749     8.9229    12.2117    15.0941    16.8387   18.4608    20.5494    24.4174    29.2222     35.0770    42.0390
      72    7.3458     9.8504    13.1027    16.0959    18.2528   20.2892    22.9126    27.2293    32.4774     38.8595    46.1554
      73    7.9763    10.8914    14.0689    17.1777    19.8296   22.3751    25.6552    30.4775    36.2006     43.1415    50.7182
      74    8.6699    12.0649    15.1160    18.3416    21.5663   24.7187    28.8025    34.2038    40.4465     47.9970    55.8167
      75    9.4300    13.3900    16.2500    19.5900    23.4600   27.3200    32.3800    38.4500    45.2700     53.5000    61.5400
      76   10.3851    15.1444    17.6367    21.0886    25.8286   30.6942    37.2143    44.2000    51.7533     60.8470    69.0187
      77   11.3401    16.8989    19.0235    22.5873    28.1971   34.0683    42.0486    49.9500    58.2366     68.1939    76.4974
      78   12.2952    18.6533    20.4102    24.0859    30.5657   37.4425    46.8829    55.7001    64.7200     75.5409    83.9761
      79   13.2502    20.4078    21.7970    25.5845    32.9343   40.8166    51.7172    61.4501    71.2033     82.8879    91.4547
      80   14.2053    22.1622    23.1837    27.0831    35.3029   44.1908    58.5515    67.2001    77.6866     90.2349    98.9334

Duration/
 Issue                                                                     Attained
  Age            11         12          13         14        Ultimate        Age
      54      12.8302    14.1290     15.4330     16.7645      18.3900         69
      55      13.3300    14.7300     16.1600     17.6400      18.8400         70
      56      13.7763    15.3190     16.9651     18.7184      19.7800         71
      57      14.1402    15.8533     17.7826     19.9040      21.4100         72
      58      14.6178    16.5331     18.7894     21.3324      23.6300         73
      59      15.4057    17.5586     20.1629     23.1392      26.3000         74
      60      16.7000    19.1300     22.0800     25.4600      29.3800         75
      61      18.6034    21.3350     24.5971     28.3007      32.8100         76
      62      20.9849    24.0403     27.5962     31.5710      36.5200         77
      63      23.6907    27.1141     30.9926     35.2618      40.4800         78
      64      26.5670    30.4246     34.7021     39.3645      44.7900         79
      65      29.4600    33.8400     38.6400     43.6700      49.5500         80
      66      32.2738    37.2582     42.6451     48.6008      54.9100         81
      67      35.1109    40.7669     46.7738     53.5628      60.9100         82
      68      38.1151    44.5195     51.2678     59.0224      67.4300         83
      69      41.4302    48.6694     56.3693     65.2460      74.5100         84
      70      45.2000    53.3700     62.3200     72.5000      83.4300         85
      71      49.3518    58.5173     68.9661     80.8844      94.8400         86
      72      53.7898    64.0090     76.1464     90.2217     107.6400         87
      73      58.6228    70.0011     84.0916    100.3617     120.9800         88
      74      63.9599    76.6495     93.0326    111.1545     133.9800         89
      75      69.9100    84.1100    103.2000    122.4500     146.0000         90
      76      77.5537    93.7991    116.7392    135.4536     157.1000         91
      77      85.1974   103.4882    130.2784    148.4572     167.8500         92
      78      92.8411   113.1774    143.8176    161.4608     178.8700         93
      79     100.4848   122.8665    157.3568    174.4644     190.7500         94
      80     108.1285   132.5556    170.8960    187.4680     204.0400         95
                                                             218.5000         96
                                                             233.5000         97
                                                             249.0400         98
                                                             265.1200         99
                                                             296.3000        100
                                                             363.2100        101
                                                             468.3200        102
                                                             613.2600        103
                                                             796.7400        104
                                                           1,000.0000        105
                                                           1,000.0000        106
                                                           1,000.0000        107
                                                           1,000.0000        108
                                                           1,000.0000        109
                                                           1,000.0000        110
                                                           1,000.0000        111
                                                           1,000.0000        112
                                                           1,000.0000        113
                                                           1,000.0000        114
                                                           1,000.0000        115
                                                           1,000.0000        116
                                                           1,000.0000        117
                                                           1,000.0000        118
                                                           1,000.0000        119

91 Bragg, Male Non Smoker

Duration/
 Issue
  Age              0         1         2        3         4         5         6         7         8         9         10
       0        1.1200    0.7000    0.4700    0.4200    0.3700    0.3200    0.3100    0.2800    0.2700    0.2700    0.2800
       1        0.9856    0.6002    0.3849    0.3369    0.2876    0.3116    0.3137    0.2183    0.2231    0.2571    0.2962
       2        0.8054    0.5067    0.3324    0.2908    0.2452    0.3032    0.3174    0.2120    0.2406    0.3264    0.4091
       3        0.6119    0.4238    0.3032    0.2714    0.2338    0.2948    0.3211    0.2464    0.3004    0.4411    0.5696
       4        0.4378    0.3555    0.2882    0.2683    0.2444    0.2864    0.3248    0.3068    0.3804    0.5641    0.7288
       5        0.3154    0.3061    0.2791    0.2744    0.2679    0.2782    0.3283    0.3784    0.4586    0.6585    0.8377
       6        0.2486    0.3076    0.2739    0.2804    0.3138    0.3563    0.4419    0.4819    0.5504    0.7296    0.8937
       7        0.2157    0.3091    0.2760    0.3031    0.3882    0.4745    0.6092    0.6271    0.6704    0.8020    0.9294
       8        0.2223    0.3106    0.2821    0.3383    0.4768    0.6075    0.7918    0.7830    0.7956    0.8678    0.9487
       9        0.2289    0.3120    0.3118    0.3852    0.5654    0.7302    0.9512    0.9186    0.9030    0.9191    0.9513
      10        0.2638    0.3134    0.3635    0.4430    0.6395    0.8175    1.0490    1.0028    0.9693    0.9481    0.9538
      11        0.3310    0.4130    0.4550    0.5246    0.7028    0.8651    1.0440    1.0006    0.9647    0.9454    0.9352
      12        0.4344    0.5605    0.5832    0.6306    0.7648    0.8898    1.0390    0.9984    0.9600    0.9163    0.8972
      13        0.5508    0.7218    0.7213    0.7415    0.8201    0.8929    0.9800    0.9502    0.9169    0.8747    0.8521
      14        0.6570    0.8630    0.8425    0.8378    0.8636    0.8940    0.9160    0.8975    0.8712    0.8346    0.8123
      15        0.7300    0.9500    0.9200    0.9000    0.8900    0.8900    0.8700    0.8600    0.8400    0.8100    0.7900
      16        0.7340    0.9517    0.9296    0.9086    0.8847    0.8750    0.8403    0.8351    0.8216    0.8131    0.7956
      17        0.7380    0.9534    0.9392    0.9171    0.8794    0.8466    0.8115    0.8096    0.8045    0.8162    0.8012
      18        0.7420    0.9078    0.9100    0.8941    0.8537    0.8128    0.7863    0.7875    0.7946    0.8193    0.8208
      19        0.7460    0.8515    0.8699    0.8620    0.8246    0.7813    0.7673    0.7782    0.7893    0.8225    0.8423
      20        0.7500    0.8000    0.8300    0.8300    0.8000    0.7600    0.7636    0.7768    0.7937    0.8305    0.8600
      21        0.7189    0.7470    0.7832    0.7911    0.7772    0.7588    0.7652    0.7809    0.8027    0.8385    0.8714
      22        0.6719    0.6822    0.7220    0.7394    0.7510    0.7576    0.7731    0.8064    0.8295    0.8546    0.8810
      23        0.6185    0.6149    0.6572    0.6850    0.7254    0.7564    0.7918    0.8379    0.8618    0.8738    0.8905
      24        0.5680    0.5544    0.5996    0.6385    0.7044    0.7552    0.8107    0.8682    0.8938    0.8957    0.9058
      25        0.5300    0.5100    0.5600    0.6100    0.7019    0.7572    0.8201    0.8900    0.9200    0.9200    0.9300
      26        0.5049    0.5016    0.5600    0.6093    0.6994    0.7592    0.8294    0.8960    0.9293    0.9419    0.9597
      27        0.4865    0.4932    0.5600    0.6086    0.7070    0.7644    0.8345    0.9020    0.9391    0.9615    0.9922
      28        0.4766    0.4848    0.5600    0.6246    0.7146    0.7696    0.8396    0.9080    0.9446    0.9862    1.0330
      29        0.4689    0.4764    0.5600    0.6465    0.7223    0.7748    0.8448    0.9140    0.9618    1.0233    1.0871
      30        0.4671    0.4747    0.5600    0.6700    0.7300    0.7800    0.8500    0.9200    1.0000    1.0800    1.1600
      31        0.4710    0.4746    0.5750    0.8922    0.7559    0.8151    0.8887    0.8685    1.0594    1.1570    1.2524
      32        0.4782    0.4813    0.5939    0.7157    0.7863    0.8598    0.9382    1.0314    1.1333    1.2495    1.3608
      33        0.4928    0.4955    0.6193    0.7451    0.8247    0.9149    0.9993    1.1082    1.2215    1.3565    1.4840
      34        0.5078    0.5176    0.6538    0.7850    0.8748    0.9814    1.0730    1.1979    1.3238    1.4770    1.6208
      35        0.5200    0.5500    0.7000    0.8400    0.9400    1.0600    1.1600    1.3000    1.4400    1.6100    1.7700
      36        0.5280    0.5964    0.7628    0.9158    1.0254    1.1543    1.2634    1.4152    1.5687    1.7500    1.9222
      37        0.5360    0.6553    0.8404    1.0093    1.1285    1.2638    1.3827    1.5440    1.7102    1.8976    2.0781
      38        0.5440    0.7210    0.9256    1.1119    1.2419    1.3830    1.5133    1.6852    1.8662    2.0612    2.2519
      39        0.5520    0.7878    1.0112    1.2150    1.3582    1.5069    1.6506    1.8376    2.0389    2.2492    2.4578
      40        0.5600    0.8500    1.0900    1.3100    1.4700    1.6300    1.7900    2.0000    2.2300    2.4700    2.7100
      41        0.5932    0.9010    1.1534    1.3862    1.5668    1.7407    1.9196    2.1622    2.4319    2.7199    3.0086
      42        0.6348    0.9447    1.2061    1.4495    1.6536    1.8426    2.0424    2.3249    2.6434    2.9934    3.3441
      43        0.6848    0.9909    1.2611    1.5157    1.7460    1.9530    2.1764    2.5035    2.8758    3.2958    3.7163
      44        0.7432    1.0494    1.3314    1.6006    1.8596    2.0897    2.3396    2.7134    3.1409    3.6329    4.1250
      45        0.8100    1.1300    1.4300    1.7200    2.0100    2.2700    2.5500    2.9700    3.4500    4.0100    4.5700
      46        0.8878    1.2370    1.5544    1.8678    2.1919    2.4922    2.8073    3.2710    3.7971    4.4147    5.0325
      47        0.9765    1.3637    1.6960    2.0333    2.3950    2.7447    3.0994    3.6061    4.1746    4.8434    5.5126
      48        1.0723    1.5039    1.8584    2.2259    2.6270    3.0301    3.4270    3.9787    4.5914    5.3146    6.0386
      49        1.1714    1.6514    2.0452    2.4550    2.8961    3.3510    3.7903    4.3922    5.0569    5.8473    6.6383
      50        1.2700    1.8000    2.2600    2.7300    3.2100    3.7100    4.1900    4.8500    5.5800    6.4600    7.3400
      51        1.3629    1.9438    2.5071    3.0609    3.5746    4.1067    4.6210    5.3456    6.1547    7.1518    8.1466
      52        1.4526    2.0871    2.7842    3.4414    3.9845    4.5394    5.0831    5.8768    6.7750    7.9103    9.0395
      53        1.5470    2.2385    3.0846    3.8566    4.4311    5.0086    5.5837    6.4532    7.4498    8.7369   10.0141

Duration/
 Issue                                                                Attained
  Age           11          12         13          14      Ultimate     Age
       0      0.3300      0.3800     0.4600      0.6600     0.8391       15
       1      0.3808      0.4178     0.4844      0.6628     1.0713       16
       2      0.5423      0.5554     0.5950      0.7240     1.0196       17
       3      0.7525      0.7379     0.7456      0.8136     0.9817       18
       4      0.9491      0.9107     0.8896      0.9012     0.9569       19
       5      1.0702      1.0190     0.9814      0.9568     0.9600       20
       6      1.0794      1.0529     0.9769      0.9563     0.9600       21
       7      1.0885      1.0490     0.9724      0.9558     0.9600       22
       8      1.0464      1.0220     0.9679      0.9553     0.9600       23
       9      0.9958      0.9867     0.9635      0.9549     0.9600       24
      10      0.9561      0.9578     0.9590      0.9474     0.9600       25
      11      0.9222      0.9298     0.9392      0.9400     0.9600       26
      12      0.8811      0.8927     0.9111      0.9301     0.9600       27
      13      0.6406      0.8551     0.8819      0.9202     0.9600       28
      14      0.8081      0.8253     0.8588      0.9125     0.9600       29
      15      0.8014      0.8222     0.8570      0.9101     0.9600       30
      16      0.7947      0.8191     0.8551      0.9125     0.9600       31
      17      0.8136      0.8422     0.8727      0.9203     0.9600       32
      18      0.8406      0.8734     0.8973      0.9356     0.9700       33
      19      0.8685      0.9052     0.9246      0.9556     0.9800       34
      20      0.8900      0.9300     0.9500      0.9800     1.0000       35
      21      0.8974      0.9383     0.9694      1.0062     1.0300       36
      22      0.9052      0.9471     0.9855      1.0343     1.0700       37
      23      0.9137      0.9520     1.0050      1.0683     1.1300       38
      24      0.9226      0.9669     1.0343      1.1122     1.2000       39
      25      0.9500      1.0000     1.0800      1.1700     1.2800       40
      26      0.9902      1.0502     1.1396      1.2368     1.3700       41
      27      1.0387      1.1119     1.2068      1.3100     1.4600       42
      28      1.0981      1.1865     1.2912      1.3968     1.5500       43
      29      1.1710      1.2754     1.3904      1.5044     1.6500       44
      30      1.2600      1.3800     1.5100      1.6400     1.7800       45
      31      1.3644      1.4976     1.6476      1.8028     1.9400       46
      32      1.4824      1.6279     1.6008      1.9880     2.1600       47
      33      1.6152      1.7741     1.9732      2.1968     2.4200       48
      34      1.7640      1.9402     2.1684      2.4304     2.7300       49
      35      1.9300      2.1300     2.3900      2.6900     3.0600       50
      36      2.1004      2.3302     2.6214      2.9524     3.4200       51
      37      2.2744      2.5381     2.8601      3.2168     3.7800       52
      38      2.4712      2.7739     3.1311      3.5180     4.1100       53
      39      2.7100      3.0578     3.4594      3.8908     4.4500       54
      40      3.0100      3.4100     3.8700      4.3700     4.8800       55
      41      3.3806      3.8389     4.3737      4.9746     5.4400       56
      42      3.8091      4.3310     4.9538      5.6815     6.2100       57
      43      4.2813      4.8738     5.5942      6.4621     7.1800       58
      44      4.7830      5.4543     6.2783      7.2878     8.3000       59
      45      5.3000      6.0600     6.9900      8.1300     9.4800       60
      46      5.7999      6.6636     7.7070      8.9690    10.6300       61
      47      6.2922      7.2736     8.4401      9.8237    11.7000       62
      48      6.6854      7.9308     9.2227     10.7239    12.6800       63
      49      7.4485      8.6760    10.0882     11.6994    13.6300       64
      50      8.2100      9.5500    11.0700     12.7800    14.6400       65
      51      9.1193     10.5469    12.1411     13.9138    15.8000       66
      52     10.1438     11.6394    13.2794     15.0809    17.1000       67
      53     11.2698     12.8366    14.5250     16.3591    18.4700       68

Duration/
 Issue
  Age         0          1         2         3          4          5         6         7          8         9         10
      54    1.6535    2.4066     3.4021    4.2911     4.9058     5.5153    6.1302    7.0844     8.1885    9.6330    11.0658
      55    1.7800    2.6000     3.7300    4.7300     5.4000     6.0600    6.7300    7.7800     9.0000   10.6000    12.1900
      56    1.9211    2.8220     4.0836    5.1937     5.9266     6.6489    7.3818    8.5274     9.8586   11.5986    13.3284
      57    2.0718    3.0668     4.4672    5.6922     6.4913     7.2814    8.0805    9.3201    10.7583   12.6279    14.4840
      58    2.2398    3.3296     4.8580    6.1950     7.0747     7.9486    8.8283   10.1771    11.7377   13.7469    15.7444
      59    2.4333    3.6056     5.2332    6.6711     7.6574     8.6411    9.6274   11.1174    12.8354   15.0146    17.1972
      60    2.6600    3.8900     5.5700    7.0900     8.2200     9.3500   10.4800   12.1600    14.0900   16.4900    18.9300
      61    2.9270    4.1676     5.8121    7.3663     8.6720     9.9798   11.2857   13.2126    15.4237   18.1081    20.9182
      62    3.2291    4.4418     5.9746    7.5206     9.0264    10.5367   12.0430   14.2627    16.8106   19.8294    23.1033
      63    3.5557    4.7348     6.1422    7.6806     9.4188    11.1637   12.9026   15.4485    18.3678   21.7518    25.5223
      64    3.8962    5.0700     6.3991    7.9745     9.9848    12.0038   14.0147   16.9082    20.2119   23.9727    28.2122
      65    4.2400    5.4700     6.8300    8.5300    10.8600    13.2000   15.5300   18.7800    22.4600   26.5900    31.2100
      66    4.5784    5.9113     7.4194    9.3454    12.0727    14.8106   17.5354   21.1384    25.1542   29.5860    34.3969
      67    4.9184    6.3786     8.1111   10.3355    13.5326    16.7403   19.9307   23.8912    28.2167   32.8956    37.7482
      68    5.2732    6.9074     8.9281   11.5029    15.1970    18.9017   22.5853   26.9268    31.5841   36.5452    41.4422
      69    5.6560    7.5327     9.8934   12.8502    17.0237    21.2074   25.3686   30.1336    35.1930   40.5612    45.6567
      70    6.0800    8.2900    11.0300   14.3800    18.9700    23.5700   28.1500   33.4000    38.9800   44.9700    50.5700
      71    6.5397    9.1635    12.3052   16.0451    20.9776    25.9165   30.8400   36.6249    42.8342   49.6475    56.0513
      72    7.0262   10.1298    13.7037   17.8436    23.0747    28.3051   33.5257   39.6827    46.7977   54.5761    61.9818
      73    7.5480   11.2123    15.2745   19.8466    25.3490    30.8455   36.3413   43.3251    51.0371   59.9419    68.5576
      74    8.1131   12.4346    17.0669   22.1251    27.8882    33.6472   39.4213   47.1036    55.7190   65.9312    75.9750
      75    8.7300   13.8200    19.1300   24.7500    30.7600    36.8200   42.9000   51.3700    61.0100   72.7300    84.4300
      76    9.4910   15.6638    21.9397   28.3196    34.6125    40.9597   47.3957   56.8977    67.9061   81.7093    95.7363
      77   10.2520   17.5076    24.7493   31.8893    38.4450    45.0994   51.8915   62.4253    74.8022   90.6885   107.0426
      78   11.0130   19.3513    27.5590   35.4589    42.2775    49.2391   56.3872   67.9530    81.6983   99.6678   118.3489
      79   11.7740   21.1951    30.3687   39.0286    46.1100    53.3788   60.8829   73.4806    88.5944  108.6470   129.6552
      80   12.5350   23.0389    33.1783   42.5962    49.9425    57.5186   65.3787   79.0083    95.4905  117.6263   140.9615

Duration/
 Issue                                                                     Attained
  Age          11          12           13           14        Ultimate      Age
      54     2.4831      14.1471      15.9185      17.8262      19.9500       69
      55    13.7700      15.5800      17.5000      19.5600      21.6700       70
      56    15.0491      17.0478      19.1810      21.4735      23.7500       71
      57    16.3298      18.5447      20.9345      23.5150      26.2400       72
      58    17.7338      20.2017      22.8935      25.8146      29.0300       73
      59    19.3833      22.1498      25.1910      28.5029      32.1600       74
      60    21.4000      24.5200      27.9600      31.7100      35.7300       75
      61    23.8016      27.3169      31.1772      35.3722      39.8500       76
      62    26.5068      30.4530      34.7540      39.4025      44.5600       77
      63    29.4892      33.9218      38.7252      43.8967      49.7500       78
      64    32.7224      37.7163      43.1256      48.9506      55.4700       79
      65    36.1800      41.8300      47.9900      54.6600      61.8200       80
      66    39.6714      46.0598      53.1208      60.8483      68.9400       81
      67    43.2143      50.4101      58.4948      67.4518      76.9000       82
      68    47.0945      55.1855      64.4084      74.7350      85.6600       83
      69    51.5978      60.6906      71.1580      82.9629      95.1800       84
      70    57.0100      67.2300      79.0400      92.4000     106.2900       85
      71    63.1963      74.6285      87.8288     103.0635     119.5200       86
      72    69.9660      82.6832      97.3269     114.7770     134.1000       87
      73    77.5216      91.6567     107.8725     127.5147     149.5100       88
      74    86.0655     101.8114     119.8041     141.2509     165.2000       89
      75    95.8000     113.4100     133.4600     155.9600     180.9500       90
      76   108.8366     128.9902     151.8378     173.6219     197.0000       91
      77   121.8732     144.5703     170.2155     191.2838     213.4500       92
      78   134.9098     160.1505     188.5933     208.9456     230.1200       93
      79   147.9464     175.7307     206.9711     226.6075     246.8300       94
      80   160.9830     191.3108     225.3488     244.2694     263.1900       95
                                                               279.2900       96
                                                               295.8000       97
                                                               312.7300       98
                                                               330.0600       99
                                                               364.0500      100
                                                               427.5800      101
                                                               517.9300      102
                                                               651.1400      103
                                                               817.2900      104
                                                             1,000.0000      105
                                                             1,000.0000      106
                                                             1,000.0000      107
                                                             1,000.0000      108
                                                             1,000.0000      109
                                                             1,000.0000      110
                                                             1,000.0000      111
                                                             1,000.0000      112
                                                             1,000.0000      113
                                                             1,000.0000      114
                                                             1,000.0000      115
                                                             1,000.0000      116
                                                             1,000.0000      117
                                                             1,000.0000      118
                                                             1,000.0000      119

91 Bragg, Male Smoker

Duration/
 Issue
  Age           0        1          2         3         4          5          6          7          8          9          10
       0     1.5867    0.9917     0.6658    0.5950    0.5242     0.4533     0.4392     0.3967     0.3825     0.3825     0.3967
       1     1.4315    0.8855     0.5803    0.5128    0.4427     0.3765     0.4444     0.3445     0.3514     0.3994     0.4549
       2     1.1806    0.7575     0.5099    0.4524    0.3870     0.3318     0.4496     0.3400     0.3806     0.5021     0.0192
       3     0.8933    0.6268     0.4549    0.4122    0.3577     0.3197     0.4548     0.3755     0.4520     0.6513     0.8334
       4     0.6290    0.5125     0.4156    0.3906    0.3550     0.3403     0.4600     0.4435     0.5477     0.8079     1.0413
       5     0.4468    0.4336     0.3924    0.3923    0.3795     0.3941     0.4651     0.5361     0.6497     0.9329     1.1867
       6     0.3499    0.4357     0.3757    0.3939    0.4397     0.5006     0.6214     0.6782     0.7752     1.0291     1.2620
       7     0.2986    0.4378     0.3756    0.4155    0.5352     0.6595     0.8492     0.8749     0.9363     1.1226     1.3045
       8     0.3068    0.4399     0.3755    0.4574    0.6533     0.8415     1.1010     1.0890     1.1070     1.2090     1.3258
       9     0.3150    0.4419     0.4206    0.5259    0.7811     1.0175     1.3291     1.2833     1.2613     1.2840     1.3376
      10     0.3737    0.4440     0.5150    0.6276    0.9060     1.1581     1.4861     1.4206     1.3732     1.3431     1.3512
      11     0.4937    0.6360     0.6950    0.7922    1.0446     1.2677     1.4914     1.4949     1.4393     1.3860     1.3577
      12     0.6779    0.9200     0.9512    1.0155    1.2055     1.3657     1.4968     1.5310     1.4770     1.4154     1.3641
      13     0.8827    1.2316     1.2289    1.2527    1.3636     1.4457     1.5036     1.5278     1.4822     1.4322     1.3682
      14     1.0646    1.5064     1.4734    1.4591    1.4935     1.5013     1.5118     1.5245     1.4873     1.4311     1.3699
      15     1.1800    1.6800     1.6300    1.5900    1.5700     1.5042     1.5200     1.5000     1.4700     1.4300     1.3651
      16     1.1875    1.7321     1.6818    1.5990    1.5785     1.5071     1.4723     1.4525     1.4272     1.4032     1.3578
      17     1.1949    1.7055     1.6651    1.6079    1.5358     1.4486     1.3999     1.3760     1.3557     1.3559     1.3352
      18     1.1462    1.6308     1.6055    1.5484    1.4639     1.3699     1.3174     1.2883     1.2735     1.3010     1.3103
      19     1.0903    1.5388     1.5286    1.4745    1.3846     1.2906     1.2393     1.2070     1.1989     1.2514     1.2898
      20     1.0500    1.4600     1.4600    1.4100    1.3200     1.2300     1.1800     1.1500     1.1500     1.2200     1.2808
      21     1.0253    1.3870     1.3908    1.3463    1.2639     1.1845     1.1359     1.1420     1.1540     1.2260     1.2702
      22     1.0011    1.2995     1.3040    1.2878    1.2018     1.1413     1.0974     1.1340     1.1580     1.2320     1.2660
      23     0.9772    1 2084     1.2128    1.1870    1.1426     1.1056     1.0698     1.1260     1.1620     1.2380     1.2602
      24     0.9536    1.1249     1.1304    1.1169    1.0957     1.0827     1.0699     1.1180     1.1660     1.2440     1.2854
      25     0.9300    1.0600     1.0700    1.0700    1.0700     1.0853     1.0700     1.1100     1.1700     1.2500     1.3500
      26     0.9038    1.0150     1.0310    1.0760    1.0696     1.0878     1.1019     1.1630     1.2410     1.3429     1.4617
      27     0.8750    0.9824     1.0045    1.O820    1.0692     1.1088     1.1510     1.2363     1.3349     1.4682     1.6110
      28     0.8477    0.9604     0.9988    1.0880    1.0916     1.1461     1.2190     1.3301     1.4503     1.6182     1.7866
      29     0.8259    0.9509     1.0008    1.0940    1.1340     1.2048     1.3081     1.4446     1.5858     1.7847     1.9767
      30     0.8172    0.9427     1.0100    1.1000    1.2000     1.2900     1.4200     1.5800     1.7400     1.9600     2.1700
      31     0.8106    0.9399     1.0392    1.1620    1.2906     1.4048     1.5578     1.7391     1.9131     2.1382     2.3563
      32     0.8115    0.9436     1.0800    1.2416    1.4033     1.5457     1.7203     1.9218     2.1062     2.3247     2.5434
      33     0.8145    0.9492     1.1372    1.3412    1.5367     1.7082     1.9029     2.1238     2.3186     2.5281     2.7462
      34     0.8340    0.9775     1.2156    1.4632    1.6894     1.8878     2.1010     2.3413     2.5501     2.7570     2.9801
      35     0.8700    1.0300     1.3200    1.6100    1.8600     2.0800     2.3100     2.5700     2.8000     3.0200     3.2600
      36     0.9213    1 1094     1.4549    1.7858    2.0479     2.2806     2.5222     2.7982     3.0553     3.3047     3.5705
      37     0.9851    1.2113     1.6170    1.9889    2.2542     2.4927     2.7405     3.0285     3.3162     3.6054     3.9014
      38     1.0633    1.3314     1.7998    2.2131    2.4794     2.7225     2.9767     3.2787     3.6026     3.9406     4.2762
      39     1.1576    1.4657     1.9963    2.4522    2.7245     2.9762     3.2426     3.5666     3.9339     4.3293     4.7179
      40     1.2700    1.6100     2.2000    2.7000    2.9900     3.2600     3.5500     3.9100     4.3300     4.7900     5.2500
      41     1.4071    1.7591     2.4023    2.9457    3.2667     3.5647     3.8921     4.3090     4.7988     5.3415     5.9105
      42     1.5678    1.9158     2.6078    3.1934    3.5542     3.8862     4.2610     4.7517     5.3272     5.9714     6.6838
      43     1.7418    2.0878     2.8290    3.4594    3.8662     4.2382     4.6670     5.2379     5.9032     6.6514     7.5130
      44     1.9193    2.2833     3.0789    3.7595    4.2169     4.6349     5.1199     5.7674     6.5148     7.3537     8.3407
      45     2.0900    2.5100     3.3700    4.1100    4.6200     5.0900     5.6300     6.3400     7.1500     8.0500     9.1100
      46     2.2362    2.7568     3.6920    4.5038    5.0766     5.6143     6.2108     6.9638     7.8040     8.7122     9.7616
      47     2.3647    3.0184     4.0364    4.9301    5.5773     6.1986     6.8556     7.6389     8.4848     9.3591    10.3336
      48     2.5021    3.3116     4.4188    5.3995    6.1207     6.8266     7.5440     8.3531     9.1996    10.0329    10.9148
      49     2.6750    3.6532     4.8548    5.9226    6.7054     7.4825     8.2556     9.0942     9.9556    10.7758    11.5940
      50     2.9100    4.0600     5.3600    6.5100    7.3300     8.1500     8.9700     9.8500    10.7600    11.6300    12.4600
      51     3.2064    4.5467     5.9557    7.1814    7.9952     8.8103     9.6608    10.5777    11.5594    12.5375    13.4350
      52     3.5464    5.1022     6.6314    7.9299    8.7020     9.4742    10.3416    11.2854    12.3489    13.4702    14.4599
      53     3.9312    5.7042     7.3554    8.7257    9.4492    10.1698    11.0520    12.0374    13.2087    14.5150    15.6513

Duration/
 Issue                                                                 Attained
  Age          11         12         13         14         Ultimate      Age
       0     0.4675     0.5383     0.6517     0.9350       1.1887        15
       1     0.5748     0.6271     0.7215     0.9741       1.5177        16
       2     0.8080     0.8264     0.8827     1.0650       1.4444        17
       3     1.0924     1.0718     1.0827     1.1785       1.3907        18
       4     1.3534     1.2990     1.2694     1.2851       1.3556        19
       5     1.5161     1.4436     1.3903     1.3555       1.3600        20
       6     1.5237     1.4886     1.3838     1.3563       1.3600        21
       7     1.5312     1.4768     1.3773     1.3571       1.3600        22
       8     1.4661     1.4339     1.3708     1.3579       1.3600        23
       9     1.3963     1.3854     1.3642     1.3587       1.3600        24
      10     1.3545     1.3569     1.3572     1.3594       1.3600        25
      11     1 3514     1.3520     1.3521     1.3593       1.3600        26
      12     1.3484     1.3472     1.3465     1.3590       1.3600        27
      13     1.3468     1.3444     1.3430     1.3580       1.3600        28
      14     1.3468     1.3437     1.3416     1.3562       1.3600        29
      15     1.3449     1.3450     1.3407     1.3576       1.3600        30
      16     1.3445     1.3483     1.3412     1.3570       1.3600        31
      17     1.3423     1.3537     1.3449     1.3631       1.3700        32
      18     1.3401     1.3591     1.3479     1.3679       1.4000        33
      19     1.3379     1.3646     1.3650     1.3917       1.4400        34
      20     1.3402     1.3700     1.4000     1.4400       1.5000        35
      21     1.3408     1.3959     1.4486     1.5126       1.5900        36
      22     1.3514     1.4236     1.5067     1.6035       1.7000        37
      23     1.3604     1.4644     1.5805     1.7132       1.8500        38
      24     1.4003     1.5295     1.6762     1.8419       2.0300        39
      25     1.4800     1.6300     1.8000     1.9900       2.2200        40
      26     1.6073     1.7714     1.9531     2.1531       2.4200        41
      27     1.7726     1.9463     2.1314     2.3310       2.6300        42
      28     1.9643     2.1465     2.3330     2.5302       2.8200        43
      29     2.1706     2.3838     2.5565     2.7577       3.0200        44
      30     2.3800     2.5900     2.8000     3.0200       3.2600        45
      31     2.5791     2.8098     3.0478     3.3022       3.5500        46
      32     2.7758     3.0287     3.3009     3.5997       3.9100        47
      33     2.9898     3.2697     3.5831     3.9351       4.3300        48
      34     3.2413     3.5558     3.9182     4.3310       4.8100        49
      35     3.5500     3.9100     4.3300     4.8100       5.3400        50
      36     3.9018     4.3218     4.8131     5.3739       5.9600        51
      37     4.2833     4.7759     5.3518     6.0078       6.6600        52
      38     4.7159     5.2881     5.9538     6.7086       7.4600        53
      39     5.2210     5.8742     6.6273     7.4737       8.3300        54
      40     5.8200     6.5500     7.3800     8.3000       9.2700        55
      41     6.5598     7.3530     8.2298     9.1746      10.2700        56
      42     7.4263     8.2727     9.1713    10.0995      11.3000        57
      43     8.3489     9.2529    10.1779    11.0941      12.3100        58
      44     9.2570    10.2374    11.2230    12.1778      13.3700        59
      45    10.0800    11.1700    12.2800    13.3700      14.5600        60
      46    10.7270    11.9618    13.2694    14.6124      15.9900        61
      47    11.2449    12.6503    14.2091    15.8920      17.6900        62
      48    11.7703    13.3689    15.2181    17.2964      19.6200        63
      49    12.4398    14.2510    16.4154    18.9132      21.7500        64
      50    13.3900    15.4300    17.9200    20.8300      24.1300        65
      51    14.5525    16.8398    19.6850    23.0257      26.7700        66
      52    15.8362    18.3913    21.6309    25.4418      29.7000        67
      53    17.3438    20.1839    23.8283    28.1102      32.9200        68

Duration/
 Issue
  Age          0         1         2        3        4          5          6          7          8         9          10
      54    4.3620    6.3309    8.0955    9.5390   10.2356   10.9257    11.8316    12.8975    14.2190    15.7593    17.1258
      55    4.8400    6.9600    8.8200   10.3400   11.0600   11.7700    12.7200    13.9300    15.4600    17.2900    19.0000
      56    5.3849    7.5847    9.5192   11.1210   11.9285   12.7230    13.7318    15.1689    16.9826    19.1597    21.3745
      57    5.9958    8.2198   10.2144   11.9017   12.8418   13.7657    14.8405    16.5714    18.7335    21.3102    24.1714
      58    6.6434    8.8754   10.9200   12.6939   13.7910   14.8679    16.0243    18.0866    20.6361    23.6630    27.2402
      59    7.2979    9.5621   11.6504   13.5094   14.7667   15.9994    17.2614    19.6631    22.6138    26.1391    30.4299
      60    7.9300   10.2900   12.4200   14.3600   15.7600   17.1300    18.5300    21.2500    24.5900    28.6600    33.5900
      61    8.4908   11.0470   13.2189   15.2219   16.7103   18.1084    19.6473    22.6542    26.3891    31.1470    36.6951
      62    9.0000   11.8263   14.0374   16.0874   17.6238   18.9548    20.6278    23.9099    28.0622    33.6527    39.8458
      63    9.5308   12.6461   14.8906   16.9918   18.5910   19.8960    21.7458    25.3065    29.8726    36.2949    43.0798
      64   10.1564   13.5246   15.7931   17.9709   19.7029   21.1588    23.2751    27.1334    32.0841    39.1914    46.4353
      65   10.9500   14.4800   16.7600   19.0600   21.0500   22.9700    25.4900    29.6800    34.9600    42.4600    49.9500
      66   11.9428   15.4791   17.6877   20.1315   22.5390   25.4058    28.5298    33.0830    38.5876    46.0317    53.4221
      67   13.0860   16.5098   18.5662   21.1618   24.1093   28.3149    32.2117    37.1495    42.7912    49.8278    56.8262
      68   14.3328   17.6218   19.5510   22.3422   25.9011   31.5831    36.3267    41.6745    47.4400    53.9522    60.4654
      69   15.6364   18.8653   20.7971   23.8645   28.0546   35.0962    40.6658    46.4530    52.4032    58.5083    64.6423
      70   16.9500   20.2900   22.4600   25.9200   30.7100   38.7400    45.0200    51.2800    57.5500    63.6000    69.6600
      71   18.2434   21.8839   24.5345   28.4926   33.8249   42.4160    49.2565    56.0150    62.7491    69.1431    75.4815
      72   19.5479   23.6136   26.9170   31.4547   37.3058   46.2005    53.5148    60.7946    68.0876    75.0685    81.9049
      73   20.9086   25.4975   29.6153   34.8305   41.2163   50.2409    57.9938    65.8298    73.7626    81.5024    88.9856
      74   22.3709   27.5535   32.6371   38.6442   45.6198   54.6849    62.8925    71.3312    79.9711    88.5708    96.7789
      75   23.9800   29.8000   35.9900   42.9200   50.5800   59.6800    68.4100    77.5100    86.9100    96.4000   105.3400
      76   25.9691   32.5935   40.3261   46.5499   57.1253   66.1317    75.5184    85.4394    95.7777   106.3431   116.1311
      77   27.9583   35.3869   44.6622   54.1799   63.6705   72.5835    82.6269    93.3687   104.6454   116.2863   126.9221
      78   29.9474   38.1804   48.9983   59.8098   70.2158   79.0352    89.7353   101.2981   113.5131   126.2294   137.7132
      79   31.9365   40.9739   53.3344   65.4398   76.7610   85.4869    96.8438   109.2274   122.3808   136.1726   148.5043
      80   33.9257   43.7674   57.6705   71.0697   83.3063   91.9386   103.9522   117.1568   131.2484   146.1157   159.2954

Duration/
 Issue                                                              Attained
  Age         11         12         13         14        Ultimate     Age
      54    19.1775    22.3170    26.3478    31.0623      36.4000      69
      55    21.4400    24.8900    29.2600    34.3300      40.1100      70
      56    24.2485    28.0174    32.6566    37.9710      44.0200      71
      57    27.5346    31.6329    36.4907    41.9641      48.1100      72
      58    31.1226    35.5647    40.6245    46.2227      52.3900      73
      59    34.8363    39.6410    44.9202    50.6602      56.8700      74
      60    38.5000    43.6900    49.2400    55.1900      61.5500      75
      61    42.1442    47.7458    53.5987    59.7886      66.4400      76
      62    45.8861    51.9231    58.0882    64.5139      71.5100      77
      63    49.6799    56.1705    62.6862    69.4009      76.7300      78
      64    53.4798    60.4366    67.3709    74.4846      82.1300      79
      65    57.2400    64.6700    72.1200    79.8000      87.8200      80
      66    60.6071    68.4839    76.5272    84.9418      93.9200      81
      67    63.6118    71.9128    80.6072    89.8865     100.4100      82
      68    66.7838    75.5362    84.9696    95.2423     107.1800      83
      69    70.6533    79.9353    90.2240   101.6174     114.2900      84
      70    75.7500    85.6900    96.9800   109.6200     123.5800      85
      71    82.0795    92.8058   105.2254   119.4822     136.0000      86
      72    89.2886   100.8957   114.5539   130.7987     150.0000      87
      73    97.3689   109.9518   124.9837   143.2211     164.7400      88
      74   106.3121   119.9659   136.5330   156.4010     179.3700      89
      75   116.1100   130.9300   149.2200   169.9900     193.3400      90
      76   128.4828   144.7549   165.2960   185.2710     206.7500      91
      77   140.8556   158.5798   181.3720   200.5520     220.0800      92
      78   153.2284   172.4047   197.4480   215.8330     233.7000      93
      79   165.6012   186.2296   213.5240   231.1140     247.9500      94
      80   177.9740   200.0544   229.6000   246.3950     263.1900      95
                                                         279.2900      96
                                                         295.8000      97
                                                         312.7300      98
                                                         330.0600      99
                                                         364.0500     100
                                                         427.5800     101
                                                         517.9300     102
                                                         651.1400     103
                                                         817.2900     104
                                                       1,000.0000     105
                                                       1,000.0000     106
                                                       1,000.0000     107
                                                       1,000.0000     108
                                                       1,000.0000     109
                                                       1,000.0000     110
                                                       1,000.0000     111
                                                       1,000.0000     112
                                                       1,000.0000     113
                                                       1,000.0000     114
                                                       1,000.0000     115
                                                       1,000.0000     116
                                                       1,000.0000     117
                                                       1,000.0000     118
                                                       1,000.0000     119

                                                           Effective June 1,199*

                       VARIABLE UNIVERSAL LIFE INSURANCE
                       WAIVER OF MONTHLY DEDUCTION (WMD)

                                MALE/FEMALE
                             NON-SMOKER/SMOKER

--------------------------------------------------------------------------------------
AGE     COST PER $1.00 MONTHLY DEDUCTION      AGE     COST PER $1.00 MONTHLY DEDUCTION
--------------------------------------------------------------------------------------
 15                 0.050                      40                 0.082
 16                 0.050                      41                 0.087
 17                 0.050                      42                 0.092
 18                 0.050                      43                 0.097
 19                 0.050                      44                 0.103

 20                 0.050                      45                 0.109
 21                 0.050                      46                 0.118
 22                 0.050                      47                 0.128
 23                 0.050                      48                 0.138
 24                 0.050                      49                 0.149

 25                 0.050                      50                 0.161
 26                 0.050                      51                 0.173
 27                 0.050                      52                 0.186
 28                 0.050                      53                 0.199
 29                 0.050                      54                 0.213

 30                 0.050                      55                 0.227
 31                 0.053                      56                 0.240
 32                 0.056                      57                 0.253
 33                 0.059                      58                 0.265
 34                 0.062                      59                 0.277
 35                 0.066
 36                 0.069
 37                 0.072
 38                 0.075
 39                 0.078
--------------------------------------------------------------------------------------

                          Waiver of Monthly Deduction

                                USAA CCN: 114531

                             NOVATION AMENDMENT TO
                            REINSURANCE AGREEMENT(S)
                          SHOWN IN THE ATTACHED LISTS

                                    between

                          USAA LIFE INSURANCE COMPANY
                                       of
                               San Antonio, Texas

                                      and

                 AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY
                                       of
                              Hartford, Connecticut
                (Administrative Offices in Enfield, Connecticut)

The reinsurance agreements shown in the attached lists are amended as follows:

This amendment causes the liability of American Phoenix Life and Reassurance Company to be assumed by ERC Life Reinsurance Corporation, of Overland Park, Kansas.

As respects interests and liabilities outstanding as of January 1, 2000 and incurred thereafter, American Phoenix Life and Reassurance Company is deleted and ERC Life Reinsurance Corporation is substituted therefor.

This Agreement is now between USAA Life Insurance Company and ERC Life Reinsurance Corporation without otherwise affecting its provisions.

In witness whereof, this Amendment is signed in duplicate on the dates indicated by an officer of the companies.

USAA LIFE INSURANCE COMPANY          AMERICAN PHOENIX LIFE AND
                                     REASSURANCE COMPANY

Approved by: _____________________   Approved by: ______________________________

Title:   VP - ACTUARY                Title: VICE PRESIDENT & REINSURANCE ACTUARY

Date: *** 29, 1999                   Date:  NOV 10 1999

ERC LIFE REINSURANCE CORPORATION

Approved by: _____________________

Title: Assistant Secretary, Treaties

Date: November 9, 1999

--------------------------------------------------------------------------
COMPANY                                                         EFFECTIVE
   NO.     COMPANY NAME      TREATY NO.       TREATY TYPE          DATE
--------------------------------------------------------------------------
  5251     USAA Life            2673       Auto Net Rate YRT      6/1/98
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

[LOGO OF USAA]      USAA LIFE INSURANCE COMPANY
   USAA(R)          ============================================================

December 30, 1998

Mr. Kevin M. Hawk
Reinsurance Contract Administrator
Phoenix Home Life Insurance Co.
100 Bright Meadow Boulevard
Enfield, CT 06083-1900

RE: VUL Yearly Renewable Term (effective 6-1-98)

Dear Kevin:

Enclosed is your signed copy of the above agreement. I appreciate your prompt and accurate response to treaty term issues discussed between you and Charles.

I have retained our copy for our files. If you have any questions, please do not hesitate to contact me at (210) 498-6790.

Sincerely,

/s/ Allen R. Pierce

Allen R. Pierce
AVP Actuary

  9800 Fredericksburg Road   San Antonio, Texas 78288   1-800-531-8000
  In San Antonio 498-8000
                                                                      31710-0198
                                                                      ----------

PHOENIX HOME LIFE MUTUAL     100 Bright Meadow Boulevard  Phone 860 403-1000
  INSURANCE COMPANY          PO Box 1900                  Toll Free 800 243-3342
AMERICAN PHOENIX LIFE AND    Enfield CT 06083-1900        Internet www.phl.com
  REASSURANCE COMPANY
PHOENIX LIFE AND REASSURANCE
  COMPANY OF NEW YORK

[LOGO OF PHOENIX] PHOENIX

December 18, 1998

Mr. Charles D. Dou
USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288-0001

Re: Treaty No(s). 2673

Dear Charles:

We have added Waiver of Monthly Deduction benefits to the above treaty as requested during our phone conversation of December 3, 1998. Enclosed please find two copies of Exhibit A and Exhibit C that will replace the current Exhibit A and C now in your possession.

If you have any questions or comments please do not hesitate to call me at 1-(860)-403-2391.

Sincerely,

/s/ Kevin M. Hawk

Kevin M. Hawk
Reinsurance Contract Administrator
Reinsurance Sales

cc: Hiram Gonzalez

Enclosure

[LOGO OF SPECIAL OLYMPICS] SPECIAL OLYMPICS
                           INTERNATIONAL/PROUD WORLDWIDE PARTNER

PHOENIX HOME LIFE MUTUAL     100 Bright Meadow Boulevard  Phone 860403-1000
  INSURANCE COMPANY          PO Box 1900                  Toll Free 800 243-3342
AMERICAN PHOENIX LIFE AND    Enfield CT 06083-1900        Internet www.phl.com
  REASSURANCE COMPANY
PHOENIX LIFE AND REASSURANCE
  COMPANY OF NEW YORK

[LOGO OF PHOENIX] PHOENIX

June 4, 1998

Mr. Allen R. Pierce, FSA
Assistant Vice President
Annuities/Life Products Actuary
USAA Life Insurance Company
USAA Building F-2-E
San Antonio, TX 78288-0339

Re: Agreement covering USAA's VUL plan

Dear Allen,

Enclosed you will find two copies of PHL Treaty No. 2673 covering your VUL plan on a first dollar basis.

If you have any questions or comments, please feel free to contact me at
(860)403-2391. Otherwise, please countersign both copies of the treaty and return one to my attention.

Sincerely,

/s/ Linda Gavello

Linda Gavello
Reinsurance Contract Administrator

[LOGO OF SPECIAL OLYMPICS] SPECIAL OLYMPICS
                           INTERNATIONAL/PROUD WORLDWIDE PARTNER

[LOGO OF USAA]      USAA LIFE INSURANCE COMPANY
   USAA(R)          ============================================================

05/11/98

Mitch Mitchell
Phoenix Home Life Mutual Insurance Company
5400 LBJ Freeway
Suite 1540
Dallas, TX 75240

Dear Mitch:

Thanks for your prompt action in providing a reinsurance proposal for our new VUL product. I would also like to thank you for the prompt manner in which you revised quotes based on our conversations. Based on your final proposal and the percentages (shown below) as applied to the YRT table I supplied to you, I'd like to offer you the following quota shares of our new products, contingent upon agreeable treaty terms.

                  QUOTA SHARES
PRODUCT = VUL

Your share of the Pool is   5.0%

First year factors in your offer were 0% with the following renewal factors to be applied to the YRT table I provided to you:

                  RENEWAL FACTORS
PRODUCT = VUL

Preferred Ultra        34.0%
Preferred Plus         43.0%
Preferred              60.0%
Standard Plus          47.0%
Standard               64.0%

These factors are applied to the appropriate class and premium band of the contract being reinsured.

The treaty should be prepared on a 1st dollar quota share coinsurance basis. USAA will retain 10% of the risk and the remainder will be ceded to a Pool. The maximum amount of life reinsurance added to the pool on an automatic basis should be $6,600,000. Your portion of the pool will be proportional to your quota share for each product. The 10% retained risk should not exceed our maximum retention limits for Military and Non-Military lives. In addition I would like you to consider a Jumbo Risk Limit of $25,000,000. However is that exceeds your capacity then I will accept $10,000,000.

As we discussed, I believe it would be advantageous and certainly desirable on USAA's part to draft a contract with an effective date of June 1, 1998. If that effective date is mutually

  9800 Fredericksburg Road   San Antonio, Texas 78288   1-800-531-8000 In San
                                Antonio 498-8000
                                                                      31710-0198
                                                                      ----------

[LOGO OF USAA]      USAA LIFE INSURANCE COMPANY
   USAA(R)          ============================================================

acceptable, please draft the appropriate contract forms using that information. The final contracts will of course be subject to review and approval by both parties.

Sincerely,

/s/ Allen R. Pierce

Allen R. Pierce
AVP - Actuarial Support & Management Accounting

  9800 Fredericksburg Road   San Antonio, Texas 78288   1-800-531-8000
  In San Antonio 498-8000
                                                                      31710-0198
                                                                      ----------